Dryefus
BASIC
California Municipal
Money Market Fund
Annual Report
June 30, 1997

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments                                           June 30, 1997

                                                                                   Principal
Tax Exempt Investments--100.0%                                                       Amount           Value
-------------------------------------------------------------------------------- -------------      ---------
Abag Finance Authority, For Non-Profit Corporations, VRDN
 (University of California Project) 4.10% (LOC; Union Bank of Switzerland)(a,b) $1,000,000         $1,000,000
Alameda-Contra Costa School Finance Authority, COP, VRDN
 (Capital Improvements Financing Project):
   4%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b)............      1,000,000          1,000,000
   4%, Series C (LOC; National Westminster Bank) (a,b).....................      1,000,000          1,000,000
Alameda County, VRDN:
 Industrial Development Authority, Revenue (Ply Properties Project)
   4.25%, Series A (LOC; Wells Fargo Bank) (a,b)...........................      1,700,000          1,700,000
 MFMR, Refunding (Quail)
   4%, Series A (LOC; Federal National Mortgage Association) (a,b).........        200,000            200,000
Anaheim Housing Authority, MFHR, VRDN (Bel Age Project)
 4.10%, Series A (LOC; Federal National Mortgage Association) (a,b)........      1,800,000          1,800,000
California Economic Development Finance Authority, IDR, VRDN
 (Volk Enterprises Inc. Project) 4.05% (LOC; Harris Trust and Savings Bank)(a,b)   500,000            500,000
California Educational Facilities Authority, Revenue, VRDN
 (Foundation for Educational Achievement)
 4.15%, Series A (LOC; Banque Nationale de Paris) (a,b)....................      4,000,000          4,000,000
California Health Facilities Finance Authority, Revenue, VRDN:
 (Catholic Health Care)
   4.05%, Series B (Insured; MBIA and SBPA; Morgan Guaranty Trust Co.) (a).        200,000            200,000
 (Pooled Loan Program)
   4.05%, Series B (Insured; FGIC) (a).....................................        200,000            200,000
 (Saint Francis Memorial Hospital)
   4.05%, Series B (LOC; Bank of America) (a,b)............................        200,000            200,000
California Housing Finance Agency, Refunding:
 Home Mortgage Revenue
   4%, Series A, 8/1/97 (Insured; MBIA)....................................        735,000            735,119
 Multi-Family Revenue, VRDN
   4%, Series C (LOC; Federal National Mortgage Association) (a,b).........      1,000,000          1,000,000
California Pollution Control Financing Authority:
 PCR (Chevron USA Inc. Project) 4%, 5/15/98 (LOC; Chevron USA Inc.) (b)....        700,000            700,884
 VRDN:
   IDR (Southdown Inc.) 3.90% (LOC; Societe Generale) (a,b)................        300,000            300,000
   PCR:
     Refunding (Pacific Gas and Electric)
       4%, Series B (LOC; Rabobank Nederland) (a,b)........................      1,500,000          1,500,000
     (Southdown Inc.):
       3.90% (LOC; Societe Generale) (a,b).................................        400,000            400,000
       3.90%, Series B (LOC; Societe Generale) (a,b).......................        600,000            600,000
   RRR:
     (Burney Forest Products Project) 3.95% (LOC; Fleet Bank) (a,b)........        500,000            500,000
     Refunding (Ultra Power Malaga) 5.35%, Series A (LOC; Bank of America) (a,b) 1,000,000          1,000,000


Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                               June 30, 1997


                                                                                   Principal
Tax Exempt Investments (continued)                                                  Amount             Value
--------------------------------------------------------------------------------  ------------        --------
California Statewide Communities Development Corporation, Revenue, VRDN:
 (Ahnnn Project)
   4.10%, (LOC; California State Teacher Retirement System) (a,b)..........     $  505,000         $  505,000
 (Johanson Project)
   4.10%, Series E (LOC; California State Teacher Retirement System) (a,b).        300,000            300,000
 (Karcher Property Project) 4.05%, Series C (LOC; Bayerische Vereinsbank) (a,b)    500,000            500,000
 (Peets Coffee) 4.10% (LOC; California State Teacher Retirement System) (a,b)      700,000            700,000
 (Tri-Valley Growers) 4.05%, Series F (LOC; ABN-Amro Bank) (a,b)...........        300,000            300,000
Clovis Unified School District, TRAN 4.25%, 6/30/98..........................    2,000,000          2,008,640
Concord, MFMR, VRDN (Crossroads)
 4%, Series B (LOC; Federal National Mortgage Association) (a,b)...........      1,000,000          1,000,000
Conejo Valley Union School District, TRAN 4.25%, 7/2/98......................    2,000,000          2,008,640
Contra Costa County:
 CP 3.55%, 8/4/97 (LOC; Westdeutsche Landesbank) (b).......................        500,000            500,000
 MFMR, Housing Authority, VRDN (Lakeshore)
   4%, Series A (LOC; Federal National Mortgage Association) (a,b).........        325,000            325,000
Contra Costa Water Authority, Water Treatment Revenue, Refunding
 4.30%, Series A, 10/1/97 (Insured; FGIC)..................................        500,000            500,732
Glendale Revenue Reliance Development, VRDN (Public Parking)
 3.90% (LOC; Barclays Bank) (a,b)..........................................      1,900,000          1,900,000
Kern County, COP, VRDN (Kern Public Facilities Project)
 4%, Series C (LOC; Union Bank of Switzerland) (a,b).......................        700,000            700,000
Los Angeles, MFHR, VRDN (Masselin Manor)
 4.05% (LOC; Bank of America) (a,b)........................................        700,000            700,000
Los Angeles County, Pension Obligation, VRDN
 3.90%, Series C (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)........        600,000            600,000
Los Angeles County Metropolitan Transportation Authority:
 Sales Tax Revenue, VRDN
   (Property C) 4%, Series A (Insured; MBIA and SBPA; Credit Local de France)(a) 2,600,000          2,600,000
 Tax Exempt Revenue, CP
   3.55%, 8/7/97 (LOC: ABN-Amro Bank, Bank of California, Banque Nationale de
   Paris, Canadian Imperial Bank of Commerce and National Westminster Bank)(b)   1,000,000          1,000,000
Los Angeles County Community Development Commission, COP, VRDN
 (Willowbrook Project)
 3.90% (LOC; Wells Fargo Bank) (a,b).......................................        500,000            500,000
Los Angeles County Public Works Finance Authority, LR
 (Multi-Capital Facilities Project) 3.80%, 12/1/97 (Insured; MBIA).........      1,000,000          1,000,139
Los Angeles Regional Airports Improvement Corporation, LR, VRDN
 (American Airlines):
   4.10%, Series B (LOC; Wachovia Bank and Trust Co.) (a,b)................        100,000            100,000
   5.50%, Series A (LOC; Wachovia Bank and Trust Co.) (a,b)................        200,000            200,000
   5.50%, Series E (LOC; Wachovia Bank and Trust Co.) (a,b)................      1,100,000          1,100,000
Los Angeles Union School District, TRAN:
 4.50%, Series B, 9/30/97 (LOC; California State Aid Withholding) (b)......      1,400,000          1,402,704
 4.50%, Series A, 7/1/98...................................................      2,000,000          2,013,480


Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                               June 30, 1997



                                                                                  Principal
Tax Exempt Investments (continued)                                                  Amount              Value
--------------------------------------------------------------------------------  ------------         -------
Los Angeles Waste Water System, Revenue:
   CP 3.85%, 9/12/97.........................................................   $  1,500,000       $  1,500,000
   Prerefunded 8.125%, 11/1/97 (Escrowed in; U.S. Government Securities).....        700,000            723,625
Metropolitan Water District, CP
   3.85%, Series B, 9/12/97 (Liquidity Facility; Westdeutsche Landesbank)....      2,000,000          2,000,000
Modesto, MFHR, Refunding, VRDN (Shadowbrook)
   4.10%, Series A (LOC; Bank of America) (a,b)..............................      1,000,000          1,000,000
Moorpark, Multi-Family Revenue, VRDN (LeClub Apartments Project)
   4.05%, Series A (LOC; Citibank) (a,b).....................................      1,500,000          1,500,000
Northern Power Agency, Public Power Revenue, Refunding, VRDN
   (Geothermal Project #3)
   3.90%, Series A (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)........      1,000,000          1,000,000
Oakland, Revenue, Refunding 6.90%, Series A, 8/1/97 (Insured; FGIC)..........        300,000            300,848
Ontario, Multi-Family Revenue, VRDN (Vineyard Village Project)
   4.10% (LOC; Federal Home Loan Banks) (a,b)................................      1,100,000          1,100,000
Orange County, VRDN:
   Apartment Development Revenue, Refunding (Pointe Niguel Project)
     4.35%, Series C (LOC; Wells Fargo Bank) (a,b)...........................      1,000,000          1,000,000
   COP (Florence Crittendoc Services)
     3.90% (LOC; Swiss Bank Corp.) (a,b).....................................        600,000            600,000
Otay Water District, COP, VRDN
   (Capital Project) 3.90% (LOC; Landesbank Hessen) (a,b)....................        800,000            800,000
Palm Springs Community Redevelopment Agency, COP, VRDN (Headquarters Hotel)
   3.90%, Series 6 (LOC; Citibank) (a,b).....................................      1,300,000          1,300,000
   3.90%, Series 8 (LOC; Citibank) (a,b).....................................      2,700,000          2,700,000
   3.90%, Series 10 (LOC; Citibank) (a,b)....................................      1,100,000          1,100,000
   3.90%, Series 11 (LOC; Citibank) (a,b)....................................        300,000            300,000
Regional Airports Improvement Corporation, Terminal Facilities Completion,
   Revenue
     VRDN (Los Angeles International Airport) 5.50% (LOC;
       Societe Generale) (a,b)...............................................      5,100,000          5,100,000
Riverside County, MFHR, VRDN (Sierra Pines Apartments Project)
   4.10%, Series A (LOC; Swiss Bank Corp.) (a,b).............................      2,300,000          2,300,000
Sacramento County:
   COP, VRDN (Administration Center and Court House Project)
     3.90% (LOC; Union Bank of Switzerland) (a,b)............................        800,000            800,000
   TRAN 4.50%, 9/30/97.......................................................      1,000,000          1,001,527
Sacramento Municipal Utilities District, Electric Revenue, CP
   3.65%, 9/24/97 (LOC: Bayerische Landesbank) (b)...........................      1,400,000          1,400,000
San Diego County:
   MFHR, VRDN:
     (Country Hills)
       4%, Series A (LOC; Federal National Mortgage Association) (a,b).......      1,800,000          1,800,000
     (Lusk Mira Mesa Apartments)
       3.85%, Series E (LOC; Swiss Bank Corp.) (a,b).........................        300,000            300,000
   Regional Building Authority, LR, Prerefunded (Mountain Tower Project)
     7.75%, Series A, 11/1/97 (Escrowed in; U.S. Government Securities)......      1,800,000          1,859,784


Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                               June 30, 1997
                                                                                   Principal
Tax Exempt Investments (continued)                                                  Amount             Value
--------------------------------------------------------------------------------  ------------        --------
San Diego County (continued):
   Regional Transmission Community, Sales Tax Revenue
     5%, Series A, 4/1/98 (Insured; FGIC)....................................   $    585,000      $     589,987
   TRAN 4.375%, 9/30/97 (LOC: Bank of Nova Scotia, Canadian Imperial Bank
     of Commerce, and Commerz Bank) (b)......................................      3,000,000          3,004,314
San Francisco City and County, Sewer Revenue, Prerefunded
   7.25%, Series B, 10/1/97 (Insured; AMBAC).................................        400,000            406,521
San Francisco City and County Housing Authority, MFHR, VRDN (737 Post Project)
   3.95%, Series D (LOC; Banque Nationale de Paris) (a,b)....................        200,000            200,000
San Francisco City and County Redevelopment Financing Authority, Revenue,
   Refunding
     VRDN (Yerba Buena Garden) 4.05% (LOC; Bank of Tokyo-Mitsubishi
      and National Westminster Bank) (a,b)...................................        215,000            215,000
San Jose, MFHR, VRDN (Foxchase)
   4%, Series B (Insured; FGIC and Liquidity Facility; FGIC) (a).............        100,000            100,000
Santa Rosa, Waste Water Revenue 4.10%, Series A, 9/1/97 (Insured; FGIC)......        500,000            500,327
Southern California Public Power Authority, Revenue, Refunding:
   (Power Project) 6.60%, Series A, 7/1/97 (Insured; AMBAC)..................        500,000            500,000
   VRDN:
     (Palo Verde Project)
       3.90%, Series C (Insured; AMBAC and SBPA; Morgan Guaranty Trust Co.) (a)    1,700,000          1,700,000
     (Transmission Project)
       3.90% (Insured; AMBAC and LOC; Swiss Bank Corp.) (a,b)................        200,000            200,000
State of California, 11%, 3/1/98.............................................      1,500,000          1,568,609
Stockton, MFHR, VRDN (Mariners Pointe Association)
   3.90%, Series A (LOC; Lasalle National Bank) (a,b)........................      3,200,000          3,200,000
Tulare County, COP, Public Facilities Corporation, Prerefunded
   8.10%, 11/1/97 (Escrowed in; U.S. Government Securities and Insured; MBIA)        500,000            517,090
University of California, Revenue, Board of Regents, CP
   3.70%, Series A, 9/10/97 (Line of Credit: Bank of America, Bank of Montreal,
   Canadian Imperial Bank of Commerce, Credit Agricole and Societe Generale).      1,500,000          1,500,000
                                                                                                  -------------

TOTAL INVESTMENTS (cost $86,687,970).........................................                       $86,687,970
                                                                                                  =============

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------

Summary of Abbreviations
--------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    MFHR       Multi-Family Housing Revenue
COP        Certificate of Participation                     MFMR       Multi-Family Mortgage Revenue
CP         Commercial Paper                                 PCR        Pollution Control Revenue
FGIC       Financial Guaranty Insurance Company             RRR        Resources Recovery Revenue
IDR        Industrial Development Revenue                   SBPA       Standby Bond Purchase Agreement
LOC        Letter of Credit                                 TRAN       Tax and Revenue Anticipation Notes
LR         Lease Revenue                                    VRDN       Variable Rate Demand Notes
MBIA       Municipal Bond Investors Assurance
             Insurance Corporation

Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------


Moody's                         or                 Standard & Poor's                    Percentage of Value
-------                                          --------------------                   -------------------
VMIG1/MIG1, P1 (c)                               SP1+/SP1, A1+/A1 (c)                            91.2%
Aaa/Aa (d)                                       AAA/AA (d)                                       8.8
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------

(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At June 30, 1997, 73.3% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations.
(c) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(d) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.



                       See notes to financial statements.


Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                June 30, 1997


                                                                                        Cost            Value
                                                                                    ------------    ------------
ASSETS:             Investments in securities--See Statement of Investments          $86,687,970    $86,687,970
                    Interest receivable.........................................                        566,609
                                                                                                    -----------
                                                                                                     87,254,579
                                                                                                    -----------


LIABILITIES:        Due to The Dreyfus Corporation..............................                         30,861
                    Cash overdraft due to Custodian.............................                        611,185
                    Payable for investment securities purchased.................                      6,030,760
                    Interest payable--Note 3....................................                          1,289
                                                                                                    -----------
                                                                                                      6,674,095
                                                                                                    -----------


NET ASSETS......................................................................                    $80,580,484
                                                                                                    ===========


REPRESENTED BY:     Paid-in capital.............................................                    $80,616,881
                    Accumulated net realized gain (loss) on investments.........                       (36,397)
                                                                                                    -----------


NET ASSETS......................................................................                    $80,580,484
                                                                                                    ===========

SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest authorized)..................                     80,616,890


NET ASSET VALUE, offering and redemption price per share........................                          $1.00
                                                                                                         ======


                       See notes to financial statements.



Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Operations                                 Year Ended June 30, 1997


INVESTMENT INCOME


INCOME                        Interest Income...................................                     $2,098,341


EXPENSES:                     Management fee--Note 2(a).........................    $269,555
                              Interest--Note 3..................................       1,289
                                                                                  ----------
                                   Total Expenses...............................     270,844

                              Less--reduction in  management fee due to
                                undertaking--Note 2(a)..........................     (20,799)
                                                                                  ----------
                                   Net Expenses.................................                        250,045
                                                                                                   ------------


INVESTMENT INCOME--NET..........................................................                      1,848,296



NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)..............................                        (36,397)
                                                                                                   ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $1,811,899
                                                                                                   ============




                       See notes to financial statements.


Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                      Year Ended June 30, 1997
                                                                                 Year Ended        Year Ended
                                                                                June 30, 1997     June 30, 1996*
                                                                                --------------   ----------------
OPERATIONS:
  Investment income--net...............................................         $   1,848,296      $    827,721
  Net realized gain (loss) on investments..............................               (36,397)            4,282
                                                                                -------------      ------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..             1,811,899           832,003
                                                                                -------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares....................................................            (1,848,296)         (703,677)
    Class R shares.....................................................               --               (124,044)
  Net realized gain on investments:
    Investor shares....................................................                (3,500)             (549)
                                                                               --------------    --------------

      Total Dividends..................................................            (1,851,796)         (828,270)
                                                                                -------------      ------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares....................................................           189,667,243       102,593,225
    Class R shares.....................................................               --             14,319,110
  Dividends reinvested:
    Investor shares....................................................             1,332,586           443,530
    Class R shares.....................................................               --                 65,137
  Cost of shares redeemed:
    Investor shares....................................................          (147,107,129)      (81,850,739)
    Class R shares.....................................................               --            (21,813,892)
                                                                                -------------      ------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions      43,892,700        13,756,371
                                                                                -------------     -------------

        Total Increase (Decrease) in Net Assets........................            43,852,803        13,760,104

NET ASSETS:
  Beginning of Period..................................................            36,727,681        22,967,577
                                                                                -------------     -------------
  End of Period........................................................         $  80,580,484     $  36,727,681
                                                                                =============     =============

--------------------
*Effective November 21, 1995, the Fund converted to a single Class Fund, with the existing Class R shares converted into Investor shares.


                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Period Ended        Year Ended
                                                       Year Ended June 30,          June 30,          November 30,
                                                   -----------------------------  ------------   ---------------------
PER SHARE DATA:                                    1997        1996(1)   1995(2)   1994(3)(4)    1993(3)(5)  1992(3)(5)
                                                  -------      -------   -------   ----------    ----------  ----------

   Net asset value, beginning of period..          $1.00        $1.00     $1.00       $1.00         $1.00      $1.00
                                                  ------       ------    ------      ------        ------     ------

   Investment Operations:
   Investment income--net.................          .031         .031      .031        .012          .023       .031
                                                  ------       ------    ------      ------        ------     ------
   Distributions:
   Dividends from investment income--net..         (.031)       (.031)    (.031)      (.012)        (.023)     (.031)
                                                  ------       ------    ------      ------        ------     ------
   Net asset value, end of period........          $1.00        $1.00     $1.00       $1.00         $1.00      $1.00
                                                  ======       ======    ======      ======        ======     ======
TOTAL INVESTMENT RETURN..................           3.11%        3.19%     3.10%       1.25%         2.41%      3.10%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets           .42%         .44%      .60%        .47%(6)       .32%       .32%
   Ratio of net investment income
      to average net assets..............           3.09%        3.36%     3.07%       2.11%(6)      2.40%      3.03%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.            .03%         .07%      --          .38%(6)       .76%       .51%

   Net Assets, end of period (000's Omitted)     $80,580      $36,728   $15,538     $17,170       $15,490    $26,987

-------------------
(1) Effective November 21, 1995, the Fund converted to a single Class Fund, with the existing Class R shares converted into Investor shares.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
(3) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior periods are based upon a Retail share outstanding.
(4) The Fund changed its fiscal year end to June 30. Prior to this, the Fund`s fiscal year end was November 30. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A., served as the Fund's investment manager.
(5) The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for the period since use of the undistributed net investment income method did not accord with results of operations.
(6) Annualized.


                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

      Dreyfus BASIC California Municipal Money Market Fund (the "Fund") is a series of the Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to provide a high level of current income exempt from Federal and state of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

      Prior to the conversion of the Fund to a single class Fund, investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative proportion of net assets of each class.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates. Actual results could differ from those estimates.

      (a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

     It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

      (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.

      (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

      (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

      (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

      The Fund has an unused capital loss carryover of approximately $16,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1997. The

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


carryover does not include net realized securities losses from November 1, 1996 through June 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.

    At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

      (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

      The Manager had undertaken from July 1, 1996 through November 19, 1996 to limit its fee to an annual rate of .35% of the value of the Fund's average daily net assets (exclusive of certain expenses as described above). The reduction in management fee, pursuant to the undertaking, amounted to $20,799 during the period ended June 30, 1997.

NOTE 3--Bank Line of Credit:

      The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At June 30, 1997, there were no outstanding borrowings under the line of credit.

     The average daily amount of borrowings outstanding during the period ended June 30, 1997 was approximately $20,800, with a related weighted average annualized interest rate of 6.20%. The maximum amount borrowed during the period ended June 30, 1997 was $1.8 million.

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or period in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                 KPMG PEAT MARWICK LLP



New York, New York
August 8, 1997



IMPORTANT TAX INFORMATION (Unaudited)

     In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1997 as "exempt-interest dividends" (not subject to regular Federal and for individuals who are California residents, California personal income taxes).

Dreyfus
BASIC California
Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                      307AR976


BASIC New York
Municipal
Money Market Fund
Annual Report
June 30, 1997
Dreyfus BASIC New York Municipal Money Market Fund
Letter to Shareholders
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC New York Municipal Money Market Fund. For its fiscal year ended June 30, 1997, your Fund produced a yield of 3.07% per share. Reinvesting dividends and calculating the effect of compounding resulted in an effective yield of 3.11%.* All dividends were exempt from Federal, State of New York and New York City personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate was 5% in June. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the 12-month period through May. Producer prices have risen a minuscule 0.6% over the same time. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve, has raised interest rates just once in over two years. That hike came in March 1997 when the Federal Funds rate was increased by one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Federal Reserve), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales have been in decline all spring despite record levels of consumer optimism about the economy. The latest report on retail sales through March, April, and May showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at checkout counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the current seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline in retail sales for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.
    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two-thirds of economic output. So we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Federal Reserve.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    From a general credit quality standpoint, New York credits improved over the reporting period. Yet the improvement was less significant compared to other states because of New York's difficulty in retaining and attracting industry. Better than expected economic performance during this fiscal year has contributed to a projected surplus of more than $1 billion. The bulk of this surplus will be used to balance the fiscal 1998 budget. The third phase of the 20% personal income tax reduction is expected to contribute $6.1 billion in tax relief to State residents in 1998. Employment continues to expand slowly after large job losses during the recession in the early 1990's. Unemployment is down but remains above the national average. Wealth in the State remains well above average.
    The credit status of New York securities improved in particular. Wall Street's booming profitability has inflated tax receipts to the city and has provided a welcome reduction in one-time measures to achieve budgetary balance. Interestingly, the largest percentage gain in jobs was in motion picture services. Office vacancies in Manhattan are down from 17% in 1992 to just above 11% and rental rates have finally begun to rise after a prolonged and significant downward trend stemming from the late 1980s.
    Demand for tax-exempt money market securities was generally strong throughout the reporting period. However, following the Fed's move to tighten monetary policy in late March by 25 basis points, investor appetites seemed to wane during the second quarter of 1997. Yields on one-year tax-exempt notes ranged between 3.50% and 4.00% for the reporting period, ending essentially unchanged at 3.85% (on average) from their June 30, 1996 level.
    The Fund's average maturity fluctuated within a range of 35 to 60 days throughout the reporting period. However, given our outlook for limited monetary policy activity by the Fed, the Fund typically maintained an average maturity of approximately 50 days.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Angela Deni signature logo]

                              Angela Deni
                              Portfolio Manager
July 15, 1997
New York, N.Y.

*Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                    JUNE 30, 1997
                                                                                                    Principal
Tax Exempt Investments_100.0%                                                                        Amount          Value
                                                                                                    __________     __________
New York_99.0%
Albany Industrial Development Agency, IDR, VRDN (Newkirk Products Inc.,
Project)
  4.40%, Series A (LOC; Fleet Bank) (a,b)...................................                    $    1,620,000   $  1,620,000
Babylon Industrial Development Agency, RRR, VRDN (Equity Babylon Project)
  5.50% (LOC; Union Bank of Switzerland) (a,b)..............................                         1,000,000      1,000,000
Broome County Industrial Development Agency, IDR, Refunding, VRDN
  (Bing Realty Co. Project) 4.25% (LOC; Meridian Bank Corp.) (a,b)..........                         2,100,000      2,100,000
Buffalo, RAN 4.25%, Series A, 7/15/97 (LOC; Landesbank Hessen) (a)..........                         2,800,000      2,800,685
Chemung County Industrial Development Agency, Civic Facility Revenue, VRDN
  (Arnot Ogden Medical Center) 4.15% (LOC; Chase Manhattan Bank) (a,b)......                         2,565,000      2,565,000
Erie County Water Authority, Water Revenue, VRDN
  4.05%, Series A (Insured; AMBAC and SBPA; National Bank of Australia) (b).                         2,000,000      2,000,000
Franklin County Industrial Development Agency, IDR, VRDN
  (Kes Chateaugay Limited Partnership Project)
  4.25%, Series A (LOC; Bank of Tokyo-Mitsubishi) (a,b).....................                           500,000        500,000
Great Neck North Water Authority, Water System Revenue, Refunding, VRDN
  4.05%, Series A (Insured; FGIC and SBPA; FGIC) (b)........................                         8,800,000      8,800,000
Housing Corporation, Revenue, Prerefunded
  9%, Series A, 11/1/97 (Escrowed in; U.S. Government Securities)...........                        10,000,000     10,369,413
Jefferson County Industrial Development Agency, IDR, VRDN (Watertown-Carthage TV)
  3.75% (LOC; First National Bank of Chicago) (a,b).........................                           100,000        100,000
Middletown City School District 5%, 11/1/97 (Insured; FGIC).................                         2,304,000      2,314,185
Montgomery Industrial Development Agency, IDR, VRDN (Service Merchandise Co.)
  3.85% (LOC; Canadian Imperial Bank of Commerce) (a,b).....................                          200,000         200,000
Municipal Assistance Corporation:
  CP 3.65%, Series 2, 8/1/97 (Insured; AMBAC and SBPA: Bank of Nova Scotia and
    National Westminster Bank)..............................................                         8,000,000      8,000,000
  Refunding 4.20%, Series D, 7/1/98 (Insured; AMBAC)........................                         5,025,000      5,047,867
Nassau County General Improvement:
  5%, Series Q, 8/1/97 (Insured; FGIC)......................................                         7,000,000      7,007,615
  5.125%, Series V, 3/1/98 (Insured; AMBAC).................................                         3,000,000      3,029,039
Nassau County Industrial Development Agency, Research Facility Revenue, VRDN
  (Cold Spring Harbor Laborotory Project) 5.50% (LOC; Morgan Guaranty Trust Co.) (a,b)               1,500,000      1,500,000
New York City:
  Prerefunded 8.50%, Series A, 11/1/97 (Escrowed in; U.S. Government Securities)                     2,500,000      2,582,985
  VRDN 4.05%, Series A-6 (LOC; Landesbank Hessen) (a,b).....................                         2,530,000      2,530,000
New York City Health and Hospital Corporation, Revenue, VRDN (Health Systems):
  4.05%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)...........                         5,000,000      5,000,000
  4.10%, Series D (LOC; Bank of Nova Scotia) (a,b)..........................                         9,000,000      9,000,000
New York City Housing Development Corporation, VRDN:
  MFMR:
    (Tribeca Towers) 4.05%, Series A (LOC; Federal National Mortgage Association) (a,b)              4,300,000      4,300,000
    (West 89th Street) 4.20%, Series A (LOC; Midland Bank) (a,b)............                        10,000,000     10,000,000

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                            JUNE 30, 1997
                                                                                                   Principal
Tax Exempt Investments (continued)                                                                  Amount          Value
                                                                                                   ___________    ___________
New York (continued)
New York City Housing Development Corporation, VRDN (continued):
  Special Obligation Revenue (East 96th Street Project)
    4.15%, Series A (LOC; Bank of Tokyo-Mitsubishi) (a,b)...................                    $    1,200,000  $   1,200,000
New York City Industrial Development Agency, VRDN:
  Civic Facility Revenue (National Audobon Society) 5.45% (LOC; Swiss Bank Corp.) (a,b)              1,400,000      1,400,000
  IDR (Brooklyn Navy Yard Cogen) 4.20%, Series A (LOC; Bank of America) (a,b)                        2,400,000      2,400,000
New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue, VRDN:
  5.50%, Series C (Insured; FGIC and SBPA; FGIC) (b)........................                         2,600,000      2,600,000
  5.50%, Series G (Insured; FGIC) (b).......................................                         4,100,000      4,100,000
New York City Trust, Cultural Resource Revenue, Refunding, VRDN
  (American Museum of Natural History)
  4.05%, Series A (Insured; MBIA and SBPA; Credit Suisse) (b)...............                         3,800,000      3,800,000
New York State, CP:
  3.60%, Series H-4, 8/7/97 (Insured; AMBAC and Liqudity Facility; Krediet Bank)                     2,000,000      2,000,000
  3.80%, Series S, 8/11/97 (LOC; Westdeutsche Landesbank) (a)...............                         5,600,000      5,600,000
New York State Bridge Authority, Revenue, Refunding 5%, 1/1/98..............                         2,260,000      2,275,642
New York State Dormitory Authority, Revenues:
  CP:
    (Columbia University)
      3.80%, Series 1997, 8/8/97 (Guaranty; Columbia University)............                         2,345,000      2,345,000
    (Memorial Sloan Kettering)
      3.60%, Series A, 9/10/97 (LOC; Morgan Guaranty Trust Co.) (a).........                         4,000,000      4,000,000
  Prerefunded:
    (City University Systems)
      8.125%, Series A, 7/1/97 (Escrowed in; U.S. Government Securities)....                         1,050,000      1,071,000
    (Skidmore College)
      7.75%, 7/1/97 (Insured; MBIA and Escrowed in; U.S. Government Securities)                      1,250,000      1,275,000
  VRDN:
    (New York Public Library)
      4%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)..........                         4,000,000      4,000,000
    (Metropolitan Museum of Art):
      4%, Series A (Guaranty; Metropolitan Museum of Art) (b)...............                         3,200,000      3,200,000
      4%, Series B (Guaranty; Metropolitan Museum of Art) (b)...............                         2,050,000      2,050,000
New York State Energy, Research and Development Authority:
  PCR:
    (LILCO Project) 3.60%, Series A, 3/1/98 (LOC; Deutsche Bank) (a)........                         3,000,000      3,000,000
    (New York State Electric and Gas):
      3.65%, 3/15/98 (LOC; Morgan Bank) (a).................................                         2,000,000      2,000,000
      3.85%, Series B, 10/15/97 (LOC; Union Bank of Switzerland) (a)........                         3,250,000      3,250,000
  VRDN:
    Electric Facilities Revenue (LILCO Project)
      4.20%, Series A (LOC; Toronto-Dominion Bank) (a,b)....................                           500,000        500,000
    Gas Facilities Revenue (Brooklyn Union Gas Project)
      4.05%, Series A-1 (Insured; MBIA and SBPA; United Bank of Switzerland) (b)                     4,900,000      4,900,000

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                Principal
Tax Exempt Investments (continued)                                                                   Amount          Value
                                                                                                   ___________    ___________
New York (continued)
New York State Energy, Research and Development Authority (continued):
  PCR:
    (Rochester Gas and Electric) 3.55% (LOC; The Bank of New York) (a,b)....                        $  700,000      $ 700,000
    (Central Hudson Gas and Electric) 3.90%, Series B (LOC; Deutsche Bank) (a,b)                     5,700,000      5,700,000
New York State Environmental Facilities Corporation, SWDR, Refunding, CP
  (General Electric Co. Project):
    3.70%, Series A, 8/14/97 (LOC; General Electric Co.) (a)................                         7,550,000      7,550,000
    3.75%, Series A, 8/20/97 (LOC: Bayerische Landesbank and Landesbank Hessen) (a)                  8,000,000      8,000,000
New York State Housing Finance Agency:
  Refunding, Prerefunded (State University Construction)
    7.90%, Series A, 11/1/97 (Escrowed in U.S. Government Securities).......                         1,905,000      1,968,276
  VRDN:
    HR:
      (East 84th Street) 4.20%, Series A (LOC; Fleet Bank) (a,b)............                         1,600,000      1,600,000
      (Liberty View Apartments) 4.20% (LOC; Chase Manhattan Bank) (a,b).....                         4,100,000      4,100,000
    Revenue (250 West 50th Street) 4.20%, Series A (LOC; Fleet Bank) (a,b)..                         3,000,000      3,000,000
New York State Job Development Authority, VRDN:
  3.85%, Series A-1 to A-9 (LOC; Sumitomo Bank) (a,b).......................                           740,000        740,000
  3.85%, Series B-1 to B-6 (LOC; Sumitomo Bank) (a,b).......................                           110,000        110,000
  3.85%, Series C-1 to C-34 (LOC; Sumitomo Bank) (a,b)......................                           595,000        595,000
  4.05%, Series D-1 to D-9 (LOC; Sumitomo Bank) (a,b).......................                           145,000        145,000
  5.50%, Series A-1 to A-13 (Guaranty; New York State and SBPA; Fuji Bank) (b)                         770,000        770,000
  5.50%, Series B-1 to B-21 (Guaranty; New York State and SBPA; Fuji Bank) (b)                       6,500,000      6,500,000
New York State Local Governmental Assistance Corporation, VRDN:
  4.05%, Series D (LOC; Societe Generale) (a,b).............................                         5,800,000      5,800,000
  4.05%, Series E (LOC; Canadian Imperial Bank of Commerce) (a,b)...........                         2,000,000      2,000,000
  4.05%, Series F (LOC; Toronto-Dominion Bank) (a,b)........................                         1,400,000      1,400,000
New York State Medical Care Facilities Finance Agency, Revenue:
  Refunding, Prerefunded:
    (Mental Health Services Facility)
      8.875%, Series A, 8/15/97 (Escrowed in; U.S. Government Securities)...                        14,430,000     14,808,019
    (Mortgage Hospital)
      8%, Series A, 8/15/97 (Escrowed in; U.S. Government Securities and
        Guaranty; Federal Housing Authority)................................                         1,250,000      1,281,341
  VRDN (Pooled Equipment Loan Program II) 4.10% (LOC; Chase Manhattan Bank) (a,b)                    3,900,000      3,900,000
New York State Urban Development Corporation, Revenue, Prerefunded
  (Correctional Facilities) 7.75%, Series C, 1/1/98
  (Escrowed in; U.S. Government Securities and Insured; AMBAC)..............                         1,200,000      1,246,634
Niagara Falls Bridge Commission, Toll Revenue, VRDN
  4.05%, Series A (Insured; FGIC and SBPA; Credit Locale De France) (b).....                         6,000,000      6,000,000
Onondaga County Industrial Development Agency, IDR, VRDN
  (First Republic Corp. American) 4.15% (LOC; Chase Manhattan Bank) (a,b)...                           900,000        900,000
Rensselaer County Industrial Development Agency, Civic Facility, Revenue,
VRDN
  (Polytech Institute Project) 4.25%, Series A (LOC; Rennselaer Polytech Institute) (a,b)            4,400,000      4,400,000

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            JUNE 30, 1997
                                                                                                   Principal
Tax Exempt Investments (continued)                                                                   Amount          Value
                                                                                                    __________     __________
New York (continued)
Saint Lawrence Industrial Development Agency, Environment Improvement, Revenue, VRDN
  4.20% (LOC; Royal Bank of Canada) (a,b)...................................                       $ 1,100,000   $  1,100,000
Schenectady Industrial Development Agency, VRDN (Union College Project)
  4.25%, Series A (b).......................................................                         5,980,000      5,980,000
Seneca County Industrial Development Agency, Civic Facilities Revenue, VRDN
  (New York Chiropractic College) 4.05% (LOC; Barclays Bank) (a,b)..........                         1,000,000      1,000,000
Suffolk County:
  4.875%, Series D, 8/1/97 (Insured; FGIC)..................................                         2,700,000      2,702,803
  TAN 4%, Series I, 8/14/97 (LOC: National Westminster and Westdeutsche Landesbank) (a)              7,000,000      7,004,075
Suffolk County Industrial Development Agency, Civic Facility Revenue, VRDN
  (Suffolk Child Care Center Project) 4.10% (LOC; Barclays Bank) (a,b)......                         3,200,000      3,200,000
Westchester County 4.60%, 11/15/97..........................................                         7,945,000      7,976,047
Yonkers Industrial Development Agency, Civil Facility Revenue, VRDN
  (Consumers Union Facility)
  3.95% (Insured; AMBAC and SBPA; Credit Locale De France) (b)..............                         3,500,000      3,500,000
U.S. Related_1.0%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
  3.75% (LOC; Credit Suisse) (a,b)..........................................                         1,500,000      1,500,000
Puerto Rico Electric Power Authority, Electric Revenue, Refunding,
Prerefunded
  8.35%, 7/1/97 (Insured; MBIA and Escrowed in; U.S. Government Securities).                         1,000,000      1,020,000
Puerto Rico Industrial Medical and Environmental Pollution Control Facility
Finance Authority,
  Revenue, VRDN (AGMEF Project) 4.20% (LOC; Bank of Tokyo-Mitsubishi) (a,b).                           200,000        200,000
                                                                                                                 _____________
TOTAL INVESTMENTS (cost $267,730,626).......................................                                     $267,730,626
                                                                                                                ==============

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFMR     Multi Family Mortgage Revenue
CP            Commercial Paper                                   PCR      Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RAN      Revenue Anticipation Notes
HR            Hospital Revenue                                   RRR      Resources Recovery Revenue
IDR           Industrial Development Revenue                     SBPA     Standby Bond Purchase Agreement
LOC           Letter of Credit                                   SWDR     Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance                 TAN      Tax Anticipation Notes
                 Insurance Corporation                           VRDN     Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               _______                        __________________          ___________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              75.0%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                        25.0
                                                                                                   _______
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Secured by letters of credit. At June 30, 1997, 49.6% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                          JUNE 30, 1997
                                                                                                Cost                Value
                                                                                            ______________     ______________
ASSETS:                          Investments in securities_See Statement of Investments     $267,730,626         $267,730,626
                                 Cash.......................................                                        2,511,678
                                 Interest receivable........................                                        2,403,204
                                                                                                                ______________
                                                                                                                  272,645,508
                                                                                                                ______________
LIABILITIES:                     Due to The Dreyfus Corporation.............                                           99,718
                                 Interest payable_Note 3....................                                            1,796
                                                                                                                ______________
                                                                                                                      101,514
                                                                                                                ______________
NET ASSETS..................................................................                                     $272,543,994
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                     $272,542,970
                                 Accumulated net realized gain (loss) on investments                                    1,024
                                                                                                                ______________
NET ASSETS..................................................................                                     $272,543,994
                                                                                                               ===============
SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest authorized)..............                                      272,542,970
NET ASSET VALUE, offering and redemption price per share....................                                            $1.00
                                                                                                                       =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                      YEAR ENDED JUNE 30, 1997
INVESTMENT INCOME
INCOME                       Interest income................................                                       $8,286,384
EXPENSES:                    Management fee_Note 2(a).......................                    $1,069,299
                             Interest_Note 3................................                         1,796
                                                                                              ____________
                                  Total Expenses                                                 1,071,095
                             Less_reduction in management fee due to
                                  undertaking_Note 2(a)                                            (94,701)
                                                                                              ____________
                                  Net Expenses                                                                        976,394
                                                                                                                  ____________
INVESTMENT INCOME_NET.......................................................                                        7,309,990
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                            1,425
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $7,311,415
                                                                                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Year Ended            Year Ended
                                                                                         June 30, 1997         June 30, 1996*
                                                                                        _______________       ________________
OPERATIONS:
  Investment income_net......................................................             $  7,309,990         $  2,250,574
  Net realized gain (loss) on investments....................................                    1,425                 (391)
                                                                                        _______________       ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations........                7,311,415            2,250,183
                                                                                        _______________       ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Investor shares..........................................................               (7,309,990)         (2,138,509)
    Class R shares...........................................................                     ____            (112,065)
  Net realized gain on investments:
    Investor shares..........................................................                     ____                 (349)
                                                                                        _______________       ______________
      Total Dividends........................................................               (7,309,990)          (2,250,923)
                                                                                        _______________       ______________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares..........................................................              404,312,797          224,508,939
    Class R shares...........................................................                       ____          4,827,833
  Dividends reinvested:
    Investor shares..........................................................                6,613,748           1,957,795
    Class R shares...........................................................                     ____              23,917
  Cost of shares redeemed:
    Investor shares..........................................................             (294,875,277)        (91,714,099)
    Class R shares...........................................................                     ____         (12,901,810)
                                                                                        _______________       ______________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions              116,051,268         126,702,575
                                                                                        _______________       ______________
        Total Increase (Decrease) in Net Assets..............................              116,052,693         126,701,835
NET ASSETS:
  Beginning of Period........................................................              156,491,301          29,789,466
                                                                                        _______________       ______________
  End of Period..............................................................            $ 272,543,994       $ 156,491,301
                                                                                        ===============     ===============
    * Effective December 8, 1995, the Fund converted to a single class Fund, with the existing Class R shares converted into Investor shares.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                          Period Ended        Year Ended
                                                               Year Ended June 30,          June 30,         November 30,
                                                         ______________________________    ____________      ________________
PER SHARE DATA:                                          1997     1996(1)     1995(2,3)     1994(2,4)      1993(2)     1992(2)
                                                       _______    _______     _______       _______        _______     _______
    Net asset value, beginning of period...........    $  1.00    $  1.00     $  1.00       $  1.00        $  1.00     $  1.00
                                                       _______    _______     _______       _______        _______     ________
    Investment Operations:
    Investment income_net.................                .031       .031        .029          .012           .021        .031
                                                       _______    _______     _______       _______        _______     ________
    Distributions:
    Dividends from investment income_net..........       (.031)     (.031)      (.029)        (.012)         (.021)      (.031)
                                                       _______    _______     _______       _______        _______     ________
    Net asset value, end of period................     $  1.00    $  1.00     $  1.00       $  1.00        $  1.00     $  1.00
                                                       _______    _______     _______       _______        _______     ________
TOTAL INVESTMENT RETURN......................            3.11%      3.14%       2.95%         1.23%          2.15%       3.11%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.......        .41%       .43%        .60%          .44%(5)        .31%        .32%
    Ratio of net investment income
      to average net assets......................        3.08%      3.43%       2.97%         2.12%(5)       2.13%       3.08%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...........       .04%       .09%          --          .53%(5)        .98%        .71%
    Net Assets, end of period (000's Omitted).....    $272,544   $156,491     $21,739        $8,011         $9,356...  $11,183
(1)  Effective December 8, 1995, the Fund's Investor shares became a single class Fund without a class designation.
(2)  On February 1, 1993 existing shares of the Fund were designated the Retail
Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The Financial
Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to
April 3, 1994, and the performance of an Investor share outstanding from April
4, 1994 to June 30, 1994. The Financial Highlights for the year ended November
30, 1993 and prior periods are based upon a Retail Share outstanding.
(3)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager.
(4)  The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April
4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A.
served as the Fund's investment manager.
(5)  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC New York Municipal Money Market Fund (the "Fund") is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.
    Prior to the conversion of the Fund to a single class Fund, investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    (C) CONCENTRATION OF RISK: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody,
DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.
    The Manager had undertaken from July 1, 1996 through December 8, 1996 to limit its fee to an annual rate of .35% of the value of the Fund's average daily net assets (exclusive of certain expenses as described above). The reduction in management fee, pursuant to the undertaking, amounted to $94,701 during the period ended June 30, 1997.
NOTE 3_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At June 30, 1997, there were no outstanding borrowings under the line of credit.
    The average daily amount of borrowings outstanding during the period ended June 30, 1997 was approximately $31,000, with a related weighted average annualized interest rate of 5.83%. The maximum amount borrowed at any time during the period ended June 30, 1997 was $8.7 million.


DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or period in the four-year period then ended, in conformity with generally accepted accounting principles.

                      [KPMG LLP signature logo]

New York, New York
August 8, 1997

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1997 as "exempt-interest dividends" (not subject to regular Federal and for individuals who are New York residents, New York State and New York City personal income taxes).
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS BASIC NEW YORK
MUNICIPAL MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            316AR976
[Dreyfus logo]
Registration Mark


DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC Massachusetts Municipal Money Market Fund. For its fiscal year ended June 30, 1997, your Fund produced a yield of 3.08% per share. Reinvesting dividends and calculating the effect of compounding resulted in an effective yield of 3.13%.* All dividends were exempt from Federal and Commonwealth of Massachusetts personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.
THE ECONOMY
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate was 5% in June. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the 12-month period through May. Producer prices have risen a minuscule 0.6% over the same time. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve, has raised interest rates just once in over two years. That hike came in March 1997 when the Federal Funds rate was increased by one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Federal Reserve), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales have been in decline all spring despite record levels of consumer optimism about the economy. The latest report on retail sales through March, April, and May showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at checkout counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the current seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline in retail sales for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.
    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two-thirds of economic output. So we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Federal Reserve.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    Massachusetts' economy continued to improve throughout the annual reporting period. So too did the Commonwealth's financial position. Employment and population growth were strong relative to surrounding New England states, but still lag national growth rates. Massachusetts remains a leading employer in the rapidly growing high technology industries: computer software, biotechnology and internet-related companies. However, further consolidation in the banking and insurance industries could dampen job growth. Because of strong job growth, the Commonwealth experienced a surge in tax revenues. The fiscal 1997 tax collections were 8.3% higher through February than for the same period in 1996, and were also well above Commonwealth estimates. Yet while tax revenues are strong, the budget is constrained by a debt level that is among the highest in the nation. Debt is expected to expand further from Commonwealth contribution to the Central Artery Project. Additionally, the Commonwealth is considering its funding options for a proposed Convention Center in Boston.
    We believe that towns and cities in Massachusetts have also shown strong improvement in credit quality as property values have risen along with tax receipts. The exceptions are the counties in Massachusetts, the majority of which have exhibited deteriorating financial health. In response, the Commonwealth has passed a law to assume the governing functions, all valid liabilities and debts, and abolish three financially weak counties. The legislation abolished the Middlesex County government as of June 30, 1997, and set a date of July 1, 1998 to abolish Worcester and Hampden Counties. The Commonwealth will continue to levy taxes within Middlesex County to pay for operations, and annually appropriate sufficient funds to pay debt service on outstanding debt. This seems to have set the stage for all counties within the Commonwealth to be abolished in the near future.
    Demand for tax-exempt money market securities was generally strong throughout the reporting period. However, following the Fed's move to tighten monetary policy in late March by 25 basis points, investor appetites seemed to wane during the second quarter of 1997. Yields on one-year tax-exempt notes ranged between 3.50% and 4.00% for the reporting period, ending essentially unchanged at 3.85% (on average) from their June 30, 1996 level.
    The Fund's average maturity fluctuated within a range of 35 to 60 days throughout the reporting period. However, given our outlook for limited monetary policy activity by the Fed, the Fund typically maintained an average maturity of approximately 50 days.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Angela Deni signature logo]

                              Angela Deni
                              Portfolio Manager
July 15, 1997
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                             JUNE 30, 1997
                                                                                                 Principal
Tax Exempt Investments_100.0%                                                                     Amount            Value
                                                                                               _____________      ___________
Town of Attleboro, BAN 3.91%, 7/3/97........................................                    $  1,000,000     $  1,000,000
City of Boston, Revenue 5.25%, Series A, 10/1/97 (Insured; MBIA)............                         500,000          501,962
Boston Water and Sewer Commission, Revenue, VRDN
  3.90%, Series A (LOC; State Street Bank and Trust Co.) (a,b)..............                       3,680,000        3,680,000
Town of Brookline, Revenue 6%, 6/15/98......................................                         700,000          714,109
Town of Concord, GO Notes 6%, Series 97, 5/15/98............................                         240,000          242,636
Town of Easton, Revenue 6%, 6/1/98 (Insured; MBIA)..........................                         400,000          407,022
Town of Fairhaven, BAN 3.75%, 10/10/97......................................                       2,000,000        2,001,193
Town of Gloucester, SAAN:
  4.15%, 7/18/97............................................................                         676,087          676,145
  4.25%, 7/18/97............................................................                       1,000,000        1,000,063
Town of Holbrook, Revenue 6.25%, 5/15/98 (Insured; FSA).....................                         365,000          371,942
Holyoke, PCR, Refunding, VRDN (Holyoke Water Power Project)
  3.80% (LOC; Union Bank of Switzerland) (a,b)..............................                         660,000          660,000
Town of Lenox, Revenue 7.25%, 11/1/97.......................................                         550,000          556,124
Town of Lowell, Municipal Purpose Loan Revenue 5%, 12/15/97 (Insured; AMBAC)                       1,000,000        1,006,247
Town of Mansfield, BAN 4.15%, 8/21/97.......................................                       1,675,000        1,675,545
Town of Marlborough, BAN 3.60%, 12/18/97....................................                         865,000          866,166
Town of Mashpee, Municipal Purpose Loan Revenue 3.60%, 2/1/98 (Insured; MBIA)                      1,000,000        1,005,154
Commonwealth of Massachusetts:
  Revenue:
    (Consolidated Loan) 7%, Series C, 12/1/97...............................                       1,000,000        1,013,266
    Refunding 4.10%, Series A, 2/1/98.......................................                         800,000          801,830
  VRDN:
    5.50%, Series B (LOC; National Westminster Bank) (a,b)..................                         1,400,000      1,400,000
    5.50%, Series E (LOC; ABN-Amro Bank) (a,b)..............................                         1,000,000      1,000,000
Massachusetts Bay Transportation Authority:
  CP:
    3.70%, Series C, 7/21/97 (LOC; West Deutsche Landesbank) (b)............                         2,600,000      2,600,000
    3.70%, Series C, 8/12/97 (LOC; West Deutsche Landesbank) (b)............                         2,900,000      2,900,000
  Notes 4.25%, Series A, 2/27/98............................................                         1,000,000      1,004,078
  Revenue (General Transportation System)
    3.45%, Series 84A,9/1/97 (LOC; State Street Bank and Trust Co.) (b).....                         1,575,000      1,575,000
Massachusetts Health and Educational Facilities Authority, Revenue:
  CP:
    (Boston University) 3.85%, Series H, 8/19/97 (LOC; Landesbank Hessen) (b)                        2,000,000      2,000,000
    (Harvard University) 3.75%, Series L, 8/14/97 (Guaranteed by; Harvard University)                1,640,000      1,640,000
  Prerefunded (Salem Hospital)
    7.25%, Series A, 7/1/97 (Escrowed in; U.S. Securities and Insured; MBIA)                           750,000        750,000
  VRDN:
    (Capital Asset Program):
      3.75%, Series A (LOC; First National Bank of Chicago) (a,b)...........                           900,000        900,000

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                           JUNE 30, 1997
                                                                                                   Principal
Tax Exempt Investments (continued)                                                                   Amount          Value
                                                                                                    __________     __________
Massachusetts Health and Educational Facilities Authority, Revenue (continued):
  VRDN (continued)
    (Capital Asset Program) (continued):
      3.75%, Series G-1 (SBPA; Credit Suisse and Insured; MBIA) (a).........                      $  2,000,000   $  2,000,000
      5.50%, Series E (LOC; First Chicago Corp.) (a,b)......................                         1,500,000      1,500,000
    (Falmouth Assistance For Living) 4.25%, Series A (LOC; Bank of Boston) (a,b)                     1,000,000      1,000,000
    (Harvard University):
      4% (Guaranteed by; Harvard University) (a)............................                         1,235,000      1,235,000
      4% (Guaranteed by; Harvard University) (a)............................                         1,915,000      1,915,000
    (Newton-Wellesley Hospital) 4.10%, Series F (Insured; MBIA and SBPA; Credit Suisse) (a)          1,000,000      1,000,000
    (Wellesley College) 3.90%, Series B (Guaranteed by; Wellesley College) (a)                       3,115,000      3,115,000
    (Williams College) 3.95%, Series E (Guaranteed by; Williams College) (a)                         3,095,000      3,095,000
Massachusetts Industrial Finance Agency:
  Industrial Revenue, VRDN:
    (General Signal Corp.) 4.25% (LOC; Wachovia Bank and Trust Co.) (a,b)...                           500,000        500,000
    Refunding:
      (Cabot Newburyport Limited) 4.05% (LOC; Bank of Boston) (a,b).........                         1,315,000      1,315,000
      (First Healthcare Corp.) 4.20%, Series B (LOC; Wachovia Bank and Trust Co.) (a,b)              2,690,000      2,690,000
      (Quamco Inc.):
        4.05%, Series A (LOC; Bank of Nova Scotia) (a,b)....................                         2,340,000      2,340,000
        4.05%, Series B (LOC; Banca Commerciale Italia) (a,b)...............                           940,000        940,000
  Mortgage Revenue, Refunding, VRDN (Chestnut House Apartments)
    3.95% (LOC; Sumitomo Bank) (a,b)........................................                           580,000        580,000
  PCR, VRDN, Refunding (Holyoke Water Power Co.)
    3.85%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b).........                           660,000        660,000
  Revenue:
    Refunding (Worchester Polytechnic Institute) 4.25%, 9/1/97..............                         1,060,000      1,061,386
    VRDN:
      (Berkshire Project) 4%, Series A (LOC; National Westminster Bank) (a,b)                        1,600,000      1,600,000
      (Goodard House) 4.15% (LOC; Fleet Bank) (a,b).........................                         2,860,000      2,860,000
      (Groton School Project) 4% (LOC; State Street Bank and Trust Co.) (a,b)                        2,000,000      2,000,000
      (Milton Academy) 4% (Liquidity; Fleet Bank and Insured; MBIA) (a).....                         2,000,000      2,000,000
      (Showa Womens Institute) 5.25% (LOC; Bank of America) (a,b)...........                         2,600,000      2,600,000
  RRR, Refunding, VRDN (Ogden Haverhill Project)
    4.10%, Series A (LOC; Union Bank of Switzerland) (a,b)..................                           995,000        995,000
Massachusetts Municipal Wholesale Electric Company, Power Supply Systems Revenue, VRDN
  4.10%, Series C (LOC; Canadian Imperial Bank of Commerce) (a,b)...........                         1,735,000      1,735,000
Massachusetts Port Authority, Revenue, CP
  3.70%, Series B, 7/11/97 (LOC; Canadian Imperial Bank of Commerce) (b)....                         2,000,000      2,000,000
Massachusetts Water Resource Authority:
  CP:
    3.70%, 8/1/97 (LOC; Morgan Guaranty Trust Co.) (b)......................                         1,000,000      1,000,000
    3.65%, 9/10/97 (LOC; Morgan Guaranty Trust Co.) (b).....................                         2,000,000      2,000,000
  VRDN 4.10%, Series A (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)...                         2,000,000      2,000,000
Mendon Upton Regional School District, Revenue 7%, 6/1/98 (Insured; FGIC)...                           691,000        710,088

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                              JUNE 30, 1997
                                                                                                  Principal
Tax Exempt Investments (continued)                                                                 Amount           Value
                                                                                                  __________      __________
Middlesex County, HR 3.69%, 12/13/96 (g)....................................                   $     979,842    $     979,84
2
Mohawk Trail Regional School District, BAN 4.50%, 7/25/97...................                       1,100,000       1,100,222
Town of Natick:
  BAN 3.75%, 2/27/98........................................................                       1,000,000       1,001,397
  Revenue 6.25%, 5/15/98....................................................                         905,000         923,150
Town of Newton, Municipal Purpose Loan Revenue 6.25%, 3/1/98................                         610,000         620,489
Town of North Andover, Revenue 3.99%, 9/11/97 (Insured; MBIA)...............                         505,000         505,276
Town of Northampton, Revenue 4.50%, 5/15/98.................................                         385,000         386,955
Town of Pittsfield, Revenue 3.75%, 10/1/97 (Insured; FSA)...................                         875,000         875,000
Town of Quincy, Revenue 5.80%, 5/1/98 (Insured; FSA)........................                         500,000         507,596
Town of Saugus, Revenue 3.90%, Series 95, 8/15/97 (Insured; FSA)............                         150,000         150,043
Town of Somerville, Revenue 7%, 2/15/98.....................................                         623,000         635,820
Town of Westborough, Revenue 6.125%, 5/15/98................................                         545,000         554,791
Town of Westfield, BAN 3.95%, 3/26/98.......................................                         400,000         400,421
Town of Weymouth, Revenue 6.75%, 7/15/97 (Insured; AMBAC)...................                         675,000         675,691
                                                                                                                _____________
TOTAL INVESTMENTS (cost $89,711,649)........................................                                     $89,711,649
                                                                                                               ==============

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA     Municipal Bond Investors Assurance
BAN           Bond Anticipation Notes                                         Insurance Corporation
CP            Commercial Paper                                   PCR      Pollution Control Revenue
GO            General Obligation                                 RRR      Resources Recovery Revenue
FGIC          Financial Guaranty Insurance Company               SAAN    State Aid Anticipation Notes
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               _______                        __________________          ___________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              71.2%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                        17.4
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     11.4
                                                                                                   ____
                                                                                                   100.0%
                                                                                                 ========

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At June 30, 1997, 52.1% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g)  See Note 4_Defaulted Security in notes to financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                             JUNE 30, 1997
                                                                                              Cost                   Value
                                                                                          _____________          _____________
ASSETS:                          Investments in securities_See Statement of Investments     $89,711,649          $89,711,649
                                 Interest receivable........................                                         665,290
                                 Other assets...............................                                         11,614
                                                                                                                 ____________
                                                                                                                  90,388,553
                                                                                                                 ____________
LIABILITIES:                     Due to The Dreyfus Corporation.............                                         34,553
                                 Cash overdraft due to Custodian............                                         86,978
                                 Interest payable_Note 3....................                                          2,617
                                                                                                                 ____________
                                                                                                                     124,148
                                                                                                                 ____________
NET ASSETS..................................................................                                     $90,264,405
                                                                                                                =============
REPRESENTED BY:                  Paid-in capital............................                                     $90,275,632
                                 Accumulated net realized gain (loss) on investments                                 (11,227)
                                                                                                                 ____________
NET ASSETS..................................................................                                     $90,264,405
                                                                                                                =============
SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest authorized)..............                                      90,273,580
NET ASSET VALUE, offering and redemption price per share....................                                           $1.00
                                                                                                                     ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                  YEAR ENDED JUNE 30, 1997
INVESTMENT INCOME
INCOME                       Interest Income................................                                      $2,911,614
EXPENSES:                    Management fee_Note 2(a).......................                   $   378,201
                             Interest_Note 3................................                         2,617
                             Legal fees_Note 4..............................                         5,313
                                                                                               ____________
                                   Total Expenses                                                  386,131
                             Less_reduction in management fee due to
                                undertaking_Note 2(a)                                              (72,296)
                                                                                               ____________
                                     Net Expenses                                                                    313,835
                                                                                                                 ____________
INVESTMENT INCOME_NET.......................................................                                       2,597,779
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                           3,415
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $2,601,194
                                                                                                                =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Year Ended           Year Ended
                                                                                         June 30, 1997         June 30, 1996*
                                                                                        _________________    _________________
OPERATIONS:
  Investment income_net.....................................................           $    2,597,779          $  3,129,672
  Net realized gain (loss) on investments...................................                    3,415                (7,461)
                                                                                        _________________    _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.......                2,601,194             3,122,211
                                                                                        _________________    _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Investor shares.........................................................                     ____            (1,993,334)
    Class R shares..........................................................               (2,597,779)           (1,136,338)
                                                                                        _________________    _________________
      Total Dividends.......................................................               (2,597,779)            (3,129,672)
                                                                                        _________________    _________________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares.........................................................                      ____           90,074,035
    Class R shares..........................................................               227,213,640          129,504,181
  Dividends reinvested:
    Investor shares.........................................................                      ____            1,339,526
    Class R shares..........................................................                   965,646              365,421
  Cost of shares redeemed:
    Investor shares.........................................................                     ____          (167,147,872)
    Class R shares..........................................................             (190,235,596)         (103,041,570)
                                                                                        _________________    _________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions              37,943,690           (48,906,279)
                                                                                        _________________    _________________
        Total Increase (Decrease) in Net Assets.............................               37,947,105           (48,913,740)
NET ASSETS:
  Beginning of Period.......................................................                52,317,300          101,231,040
                                                                                        _________________    _________________
  End of Period.............................................................           $   90,264,405       $    52,317,300
                                                                                       ===============      =================

*Effective May 8, 1996, the Fund's Investor class became shares of Dreyfus
Massachusetts Municipal Money Market Fund and Class R designates were eliminated and the Fund became a single class Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                           Period Ended
                                                                      Year Ended June 30,                   June 30,
                                                         _________________________________________
PER SHARE DATA:                                           1997     1996(1)     1995(2)     1994(3,4)          1993(3)
                                                         _______   ________   _______      _______        ______________
    Net asset value, beginning of period.......        $  1.00    $  1.00     $  1.00      $  1.00           $  1.00
                                                         _______   ________   _______      _______            _______
    Investment Operations:
    Investment income_net.......................          .031       .033        .032         .019(5)           .007(5)
                                                                _______        _______        ____
    Distributions:
    Dividends from investment income_net.........        (.031)     (.033)      (.032)       (.019)            (.007)
                                                                _______        _______        ____
    Net asset value, end of period.............        $  1.00    $  1.00     $  1.00      $  1.00           $  1.00
                                                                _______        _______        ____
                                                                _______        _______        ____
TOTAL INVESTMENT RETURN...........................       3.12%      3.31%       3.25%        1.97%              .73%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........      .37%      .35%         .35%      .56%(7)              .57%(6, 7)
    Ratio of net investment income
      to average net assets........................      3.09%      3.24%       3.19%        1.94%             1.78%(6)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager............      .09%       .02%          __           __                __
    Net Assets, end of period (000's Omitted)......    $90,264    $52,317     $25,485      $19,830           $19,645

    (1)  Effective May 8, 1996, the Fund's Investor class became shares of
    Dreyfus Massachusetts Municipal Money Market Fund and
    Class R designates were eliminated and the Fund became a single class
    Fund.
    (2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
    (3)  The Fund commenced selling Investment Class shares on February 1,
    1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated as Class R shares. The above is based upon an Investment Class share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
    (4) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
    (5) Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and period ended June 30, 1993 were $.019 and $.007, respectively.
    (6)  Annualized.
    (7) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and period ended June 30, 1993 were .64% and .62%, respectively.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "Fund") is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and Massachusetts personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.
    Prior to the conversion of the Fund to a single class Fund, investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative portion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1997. If not applied, $7,000 of the carryover expires in fiscal 1998, $1,000 expires in fiscal 1999, $2,000 expires in fiscal 2000 and $1,000 expires in fiscal 2002.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.
    The Manager had undertaken from July 1, 1996 through May 8, 1997 to limit its fee to an annual rate of .35% of the value of the Fund's average daily net assets (exclusive of certain expenses as described above). The reduction in management fee, pursuant to the undertaking, amounted to $72,296 during the period ended June 30, 1997.
NOTE 3_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At June 30, 1997, there were no outstanding borrowings under the line of credit.
    The average daily amount of borrowings outstanding during the period ended June 30, 1997 was approximately $46,000, with a related weighted average annualized interest rate of 5.68%. The maximum amount borrowed at any time during the period ended June 30, 1997 was $2.3 million.
NOTE 4_DEFAULTED SECURITY:
    On December 13, 1996, Middlesex County, Massachusetts defaulted on payment of principal and interest on $1,500,000 (principal amount) County Hospital Revenue Anticipation Notes held by the Fund. On June 17, 1997, the Fund received $575,269 from Middlesex County, consisting of a $520,159 principal payment and a $55,110 payment for interest accrued as of 12/13/96. Subsequent to year end, the Fund received the remaining principal balance of $979,842 plus $106,856 in interest charges for late payment. In connection with the above, legal fees of $5,313 were incurred.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended June 30, 1993 were audited by other auditors whose report thereon, dated August 11, 1993, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick LLP signature logo]

New York, New York
August 8, 1997

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1997 as "exempt-interest dividends" (not subject to regular Federal and for individuals who are Massachusetts residents, Massachusetts personal income taxes).

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS BASIC MASSACHUSETTS
MUNICIPAL MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            715AR976
[Dreyfus logo]
Registration Mark

BASIC Massachusetts
Municipal
Money Market Fund
Annual Report
June 30, 1997


DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Premier Limited Term California Municipal Fund for its annual reporting period ended June 30, 1997. For this twelve-month period, the Fund provided the following total returns, income dividends and distribution rates:

                                                                      Approximate
                                        Total Return*              Income Dividends**         Distribution Rate***
                                        ____________               __________________         _____________________
Class A                                     6.79%                        $0.591                      4.36%
Class B                                     6.25%                        $0.524                      3.99%
Class C                                     6.25%                        $0.527                      4.00%
Class R                                     7.04%                        $0.622                      4.73%

ECONOMIC REVIEW
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate (5% in June) was the lowest since 1973. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the twelve-month period through May. Producer prices rose a minuscule 0.6% over the same time period. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed") has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Fed), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales declined this spring despite record levels of consumer optimism about the economy. The latest report on retail sales through June showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at retail counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the current seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much-observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.
    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two thirds of economic output. So, we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Fed.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    California's economy continued to improve. Jobs grew at a 3% rate, higher than the U.S. as a whole. More than a million jobs have been created since April, 1993 and in March the unemployment rate dropped to the mid-6% range, well above the national average. Foreign trade boomed, particularly with Southeast Asia. Yet, the State's financial performance has not been as robust as the general economic statistics indicate. The projected surplus, which might have helped to pay down a portion of the State's huge accumulated deficit, has been reduced. Heavy spending requirements of Proposition 98 school funding remain. Federal funding will again fall short of projections. Still, the growing economy and the State's improving cash flow position have allowed a reduction in short-term note issuance. The stable outlook for the State is reflected in its A+ credit rating from Standard & Poor's.
    With talk of tax reform a distant memory, municipal bonds performed very well over the past twelve months. Interest rates declined in the last half of 1996 due to investor perceptions that the economy was becoming sluggish and that the Fed would ease monetary policy. Instead, after warnings by Fed Chairman Greenspan about the "irrational exuberance" present in financial markets, the Federal Open Market Committee increased short-term interest rates by 25 basis points in March, 1997. In anticipation of tightening of monetary policy by the Fed, fixed-income yields rose during the first quarter of 1997. The rise was fueled by expectations that the Fed might continue to tighten monetary policy. However, low supply and strong demand cushioned the losses in the municipal bond market with yields generally increasing by 25 basis points.
    The lack of further tightening in the second quarter of 1997, combined with quiescent inflation, resulted in a rebound in bond prices and a recovery of losses incurred during the first quarter of 1997. Yields were only slightly higher at the end of the second quarter compared to the end of 1996. Ten-year AAA rated municipal securities ended the reporting period at 4.85% versus 4.80% at year-end.
    Municipal bonds outperformed comparable maturity taxable securities during the first quarter of 1997, but underperformed during the second quarter. However, the total return on the Lehman Brothers 10-Year Municipal Bond Index for the semi-annual period still significantly outperformed the Ten-Year Treasury Note (3.27% vs. 2.44%) highlighting the strong demand for municipal securities throughout the period.
    Lower rated fixed income securities significantly outperformed higher credit quality securities during the first half of 1997. Stronger economic performance has enhanced revenue generation capabilities of weaker jurisdictions and corporations. Notable fiscal improvements have occurred in cyclical industries such as airlines. Improving credit quality and stronger demand from yield-hungry investors has pushed yield spreads between Baa and AAA rated securities to their narrowest levels in recent memory. The additional yield spread for thirty-year Baa rated bonds was less than 50 basis points higher than AAA rated municipal bonds as of the end of the reporting period.
    The Fund continued to emphasize high quality securities; over 65% of the portfolio was rated AA or higher as of the end of the reporting period. The weighted average portfolio maturity was extended during the latter half of 1996 due to a falling interest rate environment. It was then cautiously shortened in anticipation of a potential rise in interest rates to preserve principal in the first quarter of 1997. However, as yields become more attractive, the Fund's weighted average maturity was slightly extended to lock into the attractive interest rate environment in the second quarter. Throughout the reporting period, the Fund's maturity varied in a 6.5- to 8-year range and ended the reporting period at approximately 7.39.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Collette O'Brien signature logo]

                              Collette O'Brien
                              Portfolio Manager
July 15, 1997
New York, New York

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Income dividends per share were exempt from Federal and State of California personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND         JUNE 30, 1997

[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND CLASS A SHARES WITH THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS
7-YEAR MUNICIPAL BOND INDEX

$20,419
Lehman Brothers 10-Year
Municipal Bond Index*
Dollars
$19,281
Lehman Brothers 7-Year
Municipal Bond Index*
$18,240
Dreyfus Premier Limited Term
California Municipal Fund
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 6/30/97        Sales Charge       Sales Charge (3.0%)     PERIOD ENDED 6/30/97     Redemption      Redemption*
__________               ________________     ____________________     _____________________   ____________   __________________
1 Year                         6.79%                3.57%              1 Year                     6.25%            3.25%
5 Year                         6.21                 5.56               From Inception (12/28/94)  7.10             6.38
From Inception (3/7/88)        7.01                 6.66
                        CLASS C SHARES                                                      CLASS R SHARES
__________________________________________________________________     __________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                            % Return          Deferred Sales
                            Assuming          Charge Upon
PERIOD ENDED 6/30/97      No Redemption        Redemption**            PERIOD ENDED 6/30/97
_________                _______________    ____________________       _____________________
1 Year                         6.25%             5.50%                 1 Year                     7.04%
From Inception (12/28/94)      7.21              7.21                  From Inception (2/1/93)     6.09

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the Fund's Class A shares on 3/7/88 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index (the "Lehman 10-Year Index") on that date, as well as to the Lehman Brothers 7-Year Municipal Bond Index (the "Lehman 7-Year Index") which are described below. For comparative purposes, the value of the Lehman 10-Year Index on 2/29/88 is used as the beginning value on 3/7/88. The Lehman 7-Year Index began in January of 1990. This investment assumes a beginning value of $11,333 which is equal to the value of the $10,000 investment in the Fund at the starting point of this Index, without taking into account the Fund's maximum initial sales charge on Class A shares. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in California investment-grade municipal bonds with intermediate maturities and expects to maintain an average maturity of less than 10 years. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman 10-Year Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Lehman 7-Year Index consists of bonds with similar characteristics, with maturities of 6-8 years. The Indices do not take into account charges, fees and other expenses and are not limited to investments principally in California municipal obligations. These factors can contribute to the Indices potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS                                               JUNE 30, 1997
                                                                                                Principal
Long-Term Municipal Investments_94.2%                                                             Amount           Value
                                                                                                 ___________     ___________
California_78.6%
State of California:
  6.80%, 10/1/2005..........................................................                   $     700,000      $  802,886
  6.60%, 10/1/2005..........................................................                         510,000         582,287
California Housing Finance Agency, Home Mortgage Revenue
  5.65%, 8/1/2006 (Insured; MBIA)...........................................                         655,000         670,569
California Public Works Board, Lease Revenue:
  (Corcoran State Prison) 7%, 9/1/1998......................................                         200,000         204,460
  High Technology Facilities (Berkeley Campus) 7.20%, 3/1/2001..............                         150,000         156,150
California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue
  5.75%, 8/1/2009 (Guaranteed; FNMA)........................................                         595,000         608,501
Elk Grove Unified School District, Special Tax Revenue, Refunding
  (Community Facilities District No. 1) 6.50%, 12/1/2006 (Insured; AMBAC)...                         400,000         456,072
Franklin-McKinley School District, Refunding 5.20%, 7/1/2004 (Insured; MBIA)                         375,000         390,274
Kern High School District, Refunding 6.40%, 2/1/2012 (Insured; MBIA)........                         750,000         843,233
Los Angeles, Wastewater System Revenue:
  6.60%, 6/1/1998...........................................................                         400,000         409,844
  7.10%, 11/1/1998..........................................................                         150,000         154,511
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
  8%, 7/1/2000 (Insured; AMBAC).............................................                         500,000         552,855
Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding
  6.80%, 7/1/1999...........................................................                         150,000         157,712
Metropolitan Water District of Southern California, Waterworks Revenue 6.375%, 7/1/2002              835,000         911,661
Modesto, Wastewater Treatment Facilities Revenue 6%, 11/1/2009 (Insured; MBIA)                       500,000         546,790
Northern California, Transmission Revenue, Refunding (Project No. 1)
  6.25%, 8/15/2000 (Insured; MBIA)..........................................                         360,000         375,318
Redding JT Powers Financing Authority, Electrical Systems Revenue
  5.25%, 6/1/2015 (Insured; MBIA)...........................................                         670,000         659,655
Rio Linda Unified School District, Refunding 6%, 8/1/2007 (Insured; FSA)....                         400,000         438,840
Riverside County Transportation Commission, Sales Tax Revenue:
  6.50%, 6/1/2001 (Insured; AMBAC)..........................................                         520,000         562,104
  Refunding, 6%, 6/1/2009 (Insured; FGIC)...................................                         500,000         547,055
Sacramento Municipal Utilities District, Electrical Revenue:
  6.30%, 9/1/2001 (Insured; MBIA)...........................................                         500,000         538,455
  Refunding, 5.85%, 7/1/2000 (Insured; FGIC)................................                         100,000         104,796
San Bernardino Transportation Authority, Sales Tax Revenue 6%, 3/1/2002 (Insured; FGIC)              440,000         470,061
San Diego County Regional Transportation Commission, Sales Tax Revenue
  6%, 4/1/2004 (Insured; FGIC)..............................................                         750,000         814,147
San Diego Redevelopment Agency, Tax Allocation, Refunding (Center City Project)
  5.50%, 9/1/2001 (Insured; AMBAC)..........................................                         600,000         628,458
San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Refunding
  6.70%, 7/1/2000...........................................................                         500,000         535,430

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                           JUNE 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount           Value
                                                                                                ____________    ____________
California (continued)
San Francisco City and County Airport Commission, International Airport Revenue
  5.625%, 5/1/2006 (Insured; FGIC)..........................................                   $     500,000   $     530,495
San Francisco City and County Public Utilities Commission, Water Revenue, Refunding:
  6%, 11/1/2003.............................................................                         750,000         815,025
  6.375%, 11/1/2006.........................................................                         500,000         547,510
San Mateo County Transit District, Sales Tax Revenue, Refunding
  6.20%, 6/1/1999 (Insured; MBIA)...........................................                         100,000         104,114
Santa Margarita-Dana Point Authority, Revenue, Refunding
  7.25%, 8/1/2007 (Insured; MBIA)...........................................                         500,000         598,560
Santa Rosa, Wastewater Revenue
  6.20%, 9/1/2003 (Prerefunded 9/1/2002) (Insured; FGIC) (a)................                         350,000         384,976
Simi Valley Unified School District, Refunding 6.25%, 8/1/2004 (Insured; FGIC)                       700,000         771,141
Southern California Public Power Authority, Power Project Revenue, Refunding
  (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002..................                         420,000         457,750
Tri-City Hospital District, Revenue, Refunding 6%, 2/15/2005 (Insured; MBIA)                         500,000         542,720
West and Central Basin Financing Authority, Revenue 6%, 8/1/2005 (Insured; AMBAC)                    620,000         668,044
Westside Unified School District, Refunding 6%, 8/1/2014 (Insured; AMBAC)...                         385,000         417,063
U.S. Related_15.6%
Commonwealth of Puerto Rico, Refunding 6.25%, 7/1/2011 (Insured; MBIA)......                         750,000         835,965
Puerto Rico Electric Power Authority, Power Revenue, Refunding
  6.50%, 7/1/2006 (Insured; MBIA)...........................................                         625,000         708,531
Puerto Rico Highway and Transportation Authority, Highway Revenue
  6.25%, 7/1/2004 (Insured; MBIA)...........................................                         500,000         551,590
Puerto Rico Public Buildings Authority, Government Guaranteed Facilities
  6.25%, 7/1/2010 (Insured; AMBAC) (Guaranteed; Commonwealth of Puerto Rico)                         750,000         835,418
University of Puerto Rico, University Revenue, Refunding
  6.25%, 6/1/2008 (Insured; MBIA)...........................................                         750,000         837,832
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $21,735,946)........................................................                                     $22,728,858
                                                                                                               =============
Short-Term Municipal Investments_5.8%
California:
California Health Facilities Financing Authority, Revenue, Refunding, VRDN
  4.05% (Insured; MBIA) (SBPA; Morgan Guaranty Trust) (b)...................                   $     100,000      $  100,000
Irvine Ranch Water District, Revenue, Refunding, VRDN
  3.80% (LOC; Landesbank Hessen) (b,c)......................................                         300,000         300,000

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1997
                                                                                                  Principal
Short-Term Municipal Investments (continued)                                                       Amount           Value
                                                                                                 ___________     ___________
California (continued)
Los Angeles Regional Airports Improvement Corp., Lease Revenue, VRDN
  American Airlines Inc.:
    5.50% (LOC; Wachovia Bank of Georgia) (b,c).............................                   $     100,000       $ 100,000
    5.50% (LOC; Wachovia Bank of Georgia) (b,c).............................                         200,000         200,000
    5.50% (LOC; Wachovia Bank of Georgia) (b,c).............................                         100,000         100,000
Palm Springs Community Redevelopment Agency, COP, Lease Revenue, VRDN:
  3.90% (LOC; Citibank N.A.) (b,c)..........................................                         200,000         200,000
  3.90% (LOC; Citibank N.A.) (b,c)..........................................                         300,000         300,000
San Diego County, MFHR, VRDN 4% (b).........................................                         100,000         100,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $1,400,000).........................................................                                    $  1,400,000
                                                                                                               ==============
TOTAL INVESTMENTS_100.0%
  (cost $23,135,946)........................................................                                     $24,128,858
                                                                                                               ==============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              SBPA    Standby Bond Purchase Agreement
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                              ____                            ____________               ___________________
AAA                                Aaa                            AAA                               70.4%
AA                                 Aa                             AA                                14.2
A                                  A                              A                                  9.6
F1                                 MIGI                           SP1                                5.8
                                                                                                   _______
                                                                                                   100.0%
                                                                                                  ========
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Secured by letter of credit.
    (d)  Fitch currently provides creditworthiness information for a limited number of investments.
    (e)  At June 30, 1997, 33.8% of the Fund's net assets are insured by
   MBIA.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF ASSETS AND LIABILITIES                                         JUNE 30, 1997
                                                                                              Cost                  Value
                                                                                           _____________         ___________
ASSETS:                          Investments in securities_See Statement of Investments     $23,135,946          $24,128,858
                                 Cash.......................................                                          18,739
                                 Interest receivable........................                                         434,850
                                                                                                                _____________
                                                                                                                  24,582,447
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        11,464
                                 Due to Distributor.........................                                             150
                                                                                                                _____________
                                                                                                                      11,614
                                                                                                                _____________
NET ASSETS..................................................................                                     $24,570,833
                                                                                                               ==============
REPRESENTED BY:                  Paid-in capital............................                                     $23,538,440
                                 Accumulated net realized gain (loss) on investments                                  39,481
                                 Accumulated gross unrealized appreciation
                                 ..............................        on investments                                992,912
                                                                                                                _____________
NET ASSETS..................................................................                                     $24,570,833
                                                                                                               ==============

                                                  NET ASSET VALUE PER SHARE
                                                _______________________________

                                                           Class A          Class B            Class C          Class R
                                                         ____________      __________        __________       __________
Net Assets.................................               $8,011,829       $255,923           $25,425         $16,277,656
Shares Outstanding.........................                 611,302          19,522             1,935           1,242,088
NET ASSET VALUE PER SHARE..................                  $13.11          $13.11            $13.14             $13.11
                                                            =======         =======           =======            =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF OPERATIONS                                                   YEAR ENDED JUNE 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $1,212,137
EXPENSES:                        Management fee_Note 2(a)...................                 $   114,490
                                 Distribution and service fees_Note 2(b)....                      20,875
                                 Loan commitment fees_Note 4................                         204
                                                                                             ____________
                                       Total Expenses.......................                                         135,569
                                                                                                                  __________
INVESTMENT INCOME_NET.......................................................                                       1,076,568
                                                                                                                  __________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 3:
                                 Net realized gain (loss) on investments....                $     97,551
                                 Net realized gain (loss) on financial futures                    29,994
                                                                                             ____________
                                       Net Realized Gain (Loss).............                                         127,545
                                 Net unrealized appreciation (depreciation) on investments                           308,282
                                                                                                                  __________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         435,827
                                                                                                                  __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,512,395
                                                                                                                 ============


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Year Ended           Year Ended
                                                                                         June 30, 1997         June 30, 1996
                                                                                       ________________      ________________
OPERATIONS:
  Investment income_net...................................................               $   1,076,568       $   928,763
  Net realized gain (loss) on investments...................................                   127,545            20,392
  Net unrealized appreciation (depreciation) on investments.................                   308,282            33,999
                                                                                       ________________      ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.......                 1,512,395           983,154
                                                                                       ________________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares..........................................................                  (357,294)         (391,455)
    Class B shares..........................................................                    (5,490)             (867)
    Class C shares..........................................................                    (1,019)             (890)
    Class R shares..........................................................                  (712,615)         (535,551)
  Net realized gain on investments:
    Class A shares..........................................................                   (20,500)          (14,350)
    Class B shares..........................................................                      (342)              (39)
    Class C shares..........................................................                       (68)              (42)
    Class R shares..........................................................                   (40,475)          (18,429)
                                                                                       ________________      ________________
      Total Dividends.......................................................                (1,137,803)         (961,623)
                                                                                       ________________      ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares..........................................................                   593,180           645,645
    Class B shares..........................................................                   188,135            67,799
    Class C shares..........................................................                      ____            25,025
    Class R shares..........................................................                13,259,127         8,085,552
  Dividends reinvested:
    Class A shares..........................................................                   252,279           291,515
    Class B shares..........................................................                     1,455               679
    Class C shares..........................................................                        ____             815
    Class R shares..........................................................                   461,303           309,750
  Cost of shares redeemed:
    Class A shares..........................................................                  (720,697)       (1,744,945)
    Class B shares..........................................................                   (14,494)              (16)
    Class C shares..........................................................                     ____            (26,530)
    Class R shares..........................................................               (10,055,228)       (4,798,508)
                                                                                       ________________      ________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                3,965,060         2,856,781
                                                                                       ________________      ________________
        Total Increase (Decrease) in Net Assets.............................                 4,339,652         2,878,312
NET ASSETS:
  Beginning of Period.......................................................                20,231,181        17,352,869
                                                                                       ________________      ________________
  End of Period.............................................................              $ 24,570,833      $ 20,231,181
                                                                                       ===============     =============
(Distribution in excess of investment income_net)...........................                  ____            $     (150)
                                                                                       ________________      ________________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                        ___________________________________
                                                                                           Year Ended           Year Ended
                                                                                         June 30, 1997         June 30, 1996
                                                                                       ________________      ________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ______
    Shares sold.............................................................                    45,900            49,480
    Shares issued for dividends reinvested..................................                    19,392            22,390
    Shares redeemed.........................................................                 (55,449)           (134,672)
                                                                                       ________________      ________________
                                 Net Increase (Decrease) in Shares Outstanding                  9,843            (62,802)
                                                                                       ================      ================
    Class B
    ______
    Shares sold.............................................................                    14,492             5,287
    Shares issued for dividends reinvested..................................                       112                52
    Shares redeemed.........................................................                    (1,116)               (1)
                                                                                       ________________      ________________
                                 Net Increase (Decrease) in Shares Outstanding                  13,488             5,338
                                                                                       ================      ================
    Class C
    ______
    Shares sold.............................................................                       ___             1,931
    Shares issued for dividends reinvested..................................                       ___                62
    Shares redeemed.........................................................                       ___            (2,019)
                                                                                       ________________      ________________
                                 Net Increase (Decrease) in Shares Outstanding                    ___                (26)
                                                                                       ================      ================
    Class R
    ______
    Shares sold.............................................................                 1,016,693           619,872
    Shares issued for dividends reinvested..................................                    35,453            23,809
    Shares redeemed.........................................................                  (771,795)         (370,223)
                                                                                       ________________      ________________
                                 Net Increase (Decrease) in Shares Outstanding                 280,351           273,458
                                                                                       ================      ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                              Class A Shares
                                                   __________________________________________________________________________
                                                                                    Period Ended
                                                       Year Ended June 30,            June 30,        Year Ended November 30,
                                                   ____________________________                        _______________________
PER SHARE DATA:                                   1997       1996       1995(1,2)    1994(1,2,3)       1993(1)        1992
                                                ________    ________    ________    ____________      ________      ________
    Net asset value, beginning of period.        $12.88    $12.80       $12.61        $13.07            $12.81      $12.53
                                                ________    ______      ______       _______            ______      ______
    Investment Operations:
    Investment income_net................          .59        .60          .59          .34(4)            .67(4)       .70(4)
    Net realized and unrealized gain (loss)
      on investments.....................          .26        .10          .21          (.46)              .66         .44
                                                ________    ______      ______       _______            ______      ______
    Total from Investment Operations.....          .85        .70          .80          (.12)            1.33         1.14
                                                ________    ______      ______       _______            ______      ______
    Distributions:
    Dividends from investment income_net.        (.59)       (.60)        (.60)         (.34)             (.67)       (.70)
    Dividends from net realized gain
      on investments.....................         (.03)      (.02)        (.01)         (.00)(5)          (.40)       (.16)
                                                ________    ______      ______       _______            ______      ______
    Total Distributions..................         (.62)      (.62)        (.61)         (.34)            (1.07)       (.86)
                                                ________    ______      ______       _______            ______      ______
    Net asset value, end of period.......        $13.11    $12.88       $12.80        $12.61            $13.07      $12.81
                                                ======     ======      =======       =======           =======      =======
TOTAL INVESTMENT RETURN (6)..............        6.79%      5.43%        6.48%         (.95%)           10.58%       9.27%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets       .75%       .75%         .75%          .58%(7,8)         .45%(7,9)   .45%(7)
    Ratio of net investment income
      to average net assets..............        4.54%      4.59%         4.71%        4.51%(8)          5.09%       5.38%
    Portfolio Turnover Rate..............       25.92%     39.09%        49.00%        5.00%(10)        38.00%      41.00%
    Net Assets, end of period (000's Omitted)   $8,012     $7,745        $8,506      $10,143           $10,971     $21,831

(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994, the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor
Class was redesignated Class A. The Financial Highlights for the year ended
June 30, 1995 are based upon a Class A share (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December
1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.
(2)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the years ended November 30, 1993 and 1992 were $.31, $.67 and $.64, respectively.
(5)  Amount represents less than $.01 per share.
(6)  Exclusive of sales load.
(7) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the years ended November 30, 1993 and 1992 were .95%, 1.10% and .93%, respectively.
(8)  Annualized.
(9) The operating expense ratio excludes interest expense. The operating expense ratio including interest expense was .46% for the year ended November 30, 1993.
(10)        Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                          Class B Shares                              Class C Shares
                                               ________________________________________      _____________________________________
                                                                           Period Ended                               Period Ended
                                                Year Ended June 30,         June 30,          Year Ended June 30,      June 30,
                                               ___________________         ___________        ___________________
PER SHARE DATA:                                  1997          1996          1995(1)          1997          1996         1995(1)
                                               ______         ______         ______          ______        ______        __________
    Net asset value, beginning of period      $12.88          $12.80         $12.28          $12.91        $12.80         $12.28
                                               ______         ______         ______          ______        ______        __________
    Investment Operations:
    Investment income_net..........              .52             .53            .27             .53           .53            .28
    Net realized and unrealized gain (loss)
      on investments...............              .26             .10            .53             .26           .13            .52
                                               ______         ______         ______          ______        ______        __________
    Total from Investment Operations             .78             .63            .80             .79           .66            .80
                                               ______         ______         ______          ______        ______        __________
    Distributions:
    Dividends from investment income_net        (.52)           (.53)          (.28)           (.53)         (.53)          (.28)
    Dividends from net realized gain
      on investments...............             (.03)           (.02)            __            (.03)         (.02)            __
                                               ______         ______         ______          ______        ______        __________
    Total Distributions............             (.55)           (.55)          (.28)           (.56)         (.55)          (.28)
                                               ______         ______         ______          ______        ______        __________
    Net asset value, end of period.           $13.11          $12.88         $12.80          $13.14        $12.91         $12.80
                                             =======          ======         =======        ========       =======        =======
TOTAL INVESTMENT RETURN (2)........            6.25%           4.89%          6.51%(3)        6.25%         5.14%          6.51%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets    1.25%           1.25%         1.25%(3)         1.25%         1.25%          1.25%(3)
    Ratio of net investment income
      to average net assets........            4.00%           4.08%          4.20%(3)        4.04%         4.06%          4.22%(3)
    Portfolio Turnover Rate........          25.92%           39.09%         49.00%          25.92%        39.09%         49.00%
    Net Assets, end of period
        (000's Omitted)                         $256             $78             $9             $25           $25            $25

(1)    The Fund commenced selling Class B and Class C shares on
December 28, 1994.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Class R Shares
                                                         _____________________________________________________________________
                                                                                           Period Ended        Period Ended
                                                               Year Ended June 30,           June 30,          November 30,
                                                         ____________________________
PER SHARE DATA:                                          1997       1996      1995(1)       1994(1,2)            1993(3)
                                                        ______     ______    ________       _________           ___________
    Net asset value, beginning of period........        $12.88     $12.80     $12.61         $13.07               $12.96
                                                        ______     ______    ________       ________             ________
    Investment Operations:
    Investment income_net.......................           .62        .63        .63           .35(4)               .55(4)
    Net realized and unrealized gain (loss)
      on investments............................           .26        .10        .20           (.46)                 .52
                                                        ______     ______    ________       ________             ________
    Total from Investment Operations............           .88        .73        .83           (.11)                1.07
                                                        ______     ______    ________       ________             ________
    Distributions:
    Dividends from investment income_net........          (.62)      (.63)      (.63)          (.35)                (.56)
    Dividends from net realized gain
      on investments............................          (.03)      (.02)      (.01)        (.00)(5)               (.40)
                                                        ______     ______    ________       ________             ________
    Total Distributions.........................          (.65)      (.65)      (.64)          (.35)                (.96)
                                                        ______     ______    ________       ________             ________
    Net asset value, end of period..............        $13.11     $12.88     $12.80         $12.61               $13.07
                                                        ======    =======    ========       ========             ========
TOTAL INVESTMENT RETURN (6).....................         7.04%      5.68%      6.75%          (.87%)(7)            8.32%(7)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....          .50%       .50%       .50%          .42%(8,9)            .40%(8,9,10)
    Ratio of net investment income
      to average net assets.....................         4.79%      4.84%      4.96%          4.68%(8)             5.04%(8)
    Portfolio Turnover Rate.....................        25.92%     39.09%     49.00%          5.00%(7)            38.00%
    Net Assets, end of period (000's Omitted)...       $16,278    $12,384     $8,813        $12,235               $8,291

(1)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(2) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(3)  The Fund commenced selling Investment Class shares on February 1, 1993.
Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994, Trust shares were redesignated Class R shares. The table above is based upon Retail share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.32 and $.49, respectively.
(5)  Amount represents less than $.01 per share.
(6)  Exclusive of sales load.
(7)  Not annualized.
(8)  Annualized.
(9) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were .79% and 1.06%, respectively.
(10)        The operating expense ratio excludes interest expense.
The operating expense ratio including interest expense was
 .41% for the period ended November 30, 1993.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Limited Term California Municipal Fund (the "Fund") is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of California consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    On January 31, 1997, the Fund's Trustees approved a change to the Fund's name from "Premier Limited Term California Municipal Fund" to "Dreyfus Premier Limited Term California Municipal Fund," which became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1997, there were no financial futures contracts outstanding.
    (d) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (e) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the
1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 1997, the distribution fee for Class A, Class B and Class C shares were $19,656, $687 and $126, respectively. During the period ended June 30, 1997, the service fee for Class B shares and Class C shares were $343 and $63, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $8,704,419 and $5,604,060, respectively.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.


DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term California Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-years ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term California Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick LLP signature logo]

New York, New York
August 8, 1997


DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended June 30, 1997:
    _all the dividends paid from investment income-net are "exempt interest
dividends" (not subject to regular    Federal and,
for individuals who are California residents, California personal income taxes), and
    _the Fund hereby designates $.0347 per share as a long-term capital gain distribution paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.
DREYFUS PREMIER LIMITED TERM
CALIFORNIA MUNICIPAL FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        343/743AR976
Annual Report
Dreyfus Premier
Limited Term
California Municipal
Fund
June 30, 1997
[Dreyfus lion2 hres logo]
Registration Mark


DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Premier Limited Term Massachusetts Municipal Fund for its annual reporting period ended June 30, 1997. For this twelve-month period, the Fund provided the following total returns, income dividends and distribution rates:

Approximate
                                        Total Return*              Income Dividends**         Distribution Rate***
                                        ______________            ____________________        _____________________
Class A                                     6.36%                        $0.540                       4.30%
Class B                                     5.90%                        $0.479                       3.93%
Class C                                     5.87%                        $0.485                       3.99%
Class R                                     6.70%                        $0.570                       4.68%

ECONOMIC REVIEW
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate (5% in June) was the lowest since 1973. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the twelve-month period through May. Producer prices rose a minuscule 0.6% over the same time period. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed"), has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Fed), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales declined this spring despite record levels of consumer optimism about the economy. The latest report on retail sales through June showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at retail counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the current seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much-observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.
    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two thirds of economic output. So, we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Fed.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    Massachusetts' economy continued to improve throughout the annual reporting period. So too did the Commonwealth's financial position.
Employment and population growth were strong relative to surrounding New England states, but still lag national growth rates. Massachusetts remains a leading employer in the rapidly growing high technology industries: computer software, biotechnology and internet-related companies. However, further consolidation in the banking and insurance industries could dampen job growth.
 Because of increased jobs, the Commonwealth has experienced a surge in tax revenues. The fiscal 1997 tax collections were 8.3% higher through February than for the same period in 1996, and were also well above Commonwealth estimates. Yet while tax revenues are strong, the budget is constrained by a debt level that is among the highest in the nation. Debt is expected to expand further from the Commonwealth's contribution to the Central Artery Project. Additionally, the Commonwealth is considering its funding options for a proposed Convention Center in Boston.
    The towns and cities in Massachusetts have also shown strong improvement in credit quality as property values have risen along with tax receipts. The exceptions are the counties in Massachusetts, which under proposed legislation will be dissolved. The legislation is in response to the weakening financial position of county governments across the Commonwealth, in particular, the bankruptcy of Middlesex County. Under the terms of the proposed legislation, the Commonwealth will assume Middlesex County's liabilit ies, while continuing to assess levies on county property owners to meet the assumed liability payments. The Commonwealth's A1/A+ credit ratings from Moody's and Standard and Poor's are considered stable.
    With talk of tax reform a distant memory, municipal bonds performed very well over the past twelve months. Interest rates declined in the last half of 1996 due to investor perceptions that the economy was becoming sluggish and that the Fed would ease monetary policy. Instead, after warnings by Fed Chairman Greenspan about the "irrational exuberance" present in financial markets, the Federal Open Market Committee increased short-term interest rates by 25 basis points in March, 1997. In anticipation of tightening of monetary policy by the Fed, fixed-income yields rose during the first quarter of 1997. The rise was fueled by expectations that the Federal Reserve might continue to tighten monetary policy. However, low supply and strong demand cushioned the losses in the municipal bond market with yields generally increasing by 25 basis points.
    The lack of further tightening in the second quarter of 1997, combined with quiescent inflation, resulted in a rebound in bond prices and a recovery of losses incurred during the first quarter of 1997. Yields were only slightly higher at the end of the second quarter compared to the end of 1996. Ten-year AAA rated municipal securities finished the reporting period at 4.85% versus 4.80% at year-end.
    Municipal bonds outperformed comparable maturity taxable securities during the first quarter of 1997, but underperformed during the second quarter. However, the total return on the Lehman Brothers 10-Year Municipal Bond Index for the semi-annual period still significantly outperformed the ten-year Treasury note (3.27% vs. 2.44%), highlighting the strong demand for municipal securities throughout the period.
    Lower rated credit quality fixed income securities significantly outperformed higher credit quality securities during the first half of 1997. Stronger economic performance has enhanced revenue generation capabilities of weaker jurisdictions and corporations. Notable fiscal improvements have occurred in cyclical industries such as airlines. Improving credit quality and stronger demand from yield-hungry investors has pushed yield spreads between Baa and AAA rated securities to their narrowest levels in recent memory. The additional yield spread for thirty-year Baa rated bonds was less than 50 basis points higher than AAA rated municipal bonds as of the end of the reporting period.

    The Fund continued to emphasize high quality securities; over 65% of the portfolio was rated AA or higher as of the end of the reporting period. The weighted average portfolio maturity was extended during the latter half of 1996 due to a falling interest rate environment. It was then cautiously shortened in anticipation of a potential rise in interest rates to preserve principal in the first quarter of 1997. However, as yields became more attractive, the Fund's weighted average maturity was slightly extended to lock into the attractive interest rate environment in the second quarter. Throughout the reporting period, the Fund's maturity varied in a 6.5- to 8-year range and ended the reporting period at approximately 7.17.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Kristin Lindquist signature logo]

                              Kristin Lindquist
                              Portfolio Manager
July 15, 1997
New York, New York
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Income dividends per share were exempt from Federal and Commonwealth of Massachusetts personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND        JUNE 30, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER
LIMITED TERM MASSACHUSETTS MUNICIPAL FUND CLASS A SHARES WITH THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS
7-YEAR MUNICIPAL BOND INDEX

$21,759
Lehman Brothers 10-Year
Municipal Bond Index*
Dollars
$20,935
Lehman Brothers 7-Year
Municipal Bond Index*
$19,753
Dreyfus Premier Limited Term
Massachusetts Municipal Fund (Class A Shares)
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 6/30/97        Sales Charge       Sales Charge (3.0%)     PERIOD ENDED 6/30/97     Redemption      Redemption*
__________               ________________     ____________________     _____________________   ____________   __________________
1 Year                         6.36%                3.16%              1 Year                     5.90%            2.90%
5 Year                         5.93                  5.28              From Inception (12/28/94)  6.81             6.08
10 Year                        7.37                 7.04
                        CLASS C SHARES                                                      CLASS R SHARES
__________________________________________________________________     __________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                            % Return          Deferred Sales
                            Assuming          Charge Upon
PERIOD ENDED 6/30/97      No Redemption        Redemption**            PERIOD ENDED 6/30/97
_________                _______________    ____________________       _____________________
1 Year                       5.87%               5.12%                1 Year                     6.70%
From Inception (12/28/94)    6.73                6.73                 From Inception (2/1/93)    5.69

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the Fund's Class A shares on 6/30/87 to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index (the "Lehman 10-Year Index") on that date, as well as to the Lehman Brothers 7-Year Municipal Bond Index (the "Lehman 7-Year Index") which are described below. The Lehman 7-Year Index began in January of 1990. This investment assumes a beginning value of $12,305 which is equal to the value of the $10,000 investment in the Fund at the starting point of this Index, without taking into account the Fund's maximum initial sales charge on Class A shares. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the perform ance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in Massachusetts investment-grade municipal bonds with intermediate maturities and expects to maintain an average maturity of less than 10 years. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman 10-Year Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Lehman 7-Year Index consists of bonds with similar characteristics, with maturities of 6-8 years. The Indices do not take into account charges, fees and other expenses and are not limited to investments principally in Massachusetts municipal obligations. These factors can contribute to the Indices potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report. *The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS                                         JUNE 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments_97.0%                                                              Amount           Value
                                                                                                  __________      __________
Massachusetts_82.7%
Amherst, GO 6%, 1/15/2003...................................................                   $     200,000      $  213,504
Andover, GO 6%, 1/15/2003...................................................                         700,000         763,406
Belmont, GO 5.50%, 1/15/2005................................................                         585,000         614,987
Boston, Series A 5.25%, 10/1/2004 (Insured; MBIA)...........................                       1,000,000       1,036,200
Boston, Water and Sewer Commission, Revenue 9.25%, 1/1/2011.................                         100,000         136,527
Cambridge:
  GO 6.60%, 6/15/2000.......................................................                         675,000         719,705
  Municipal Purpose Loan 5.60%, 11/1/2001...................................                         500,000         525,935
Cohasset, Municipal Purpose Loan:
  6.70%, 11/1/1998 (Insured; MBIA)..........................................                         160,000         165,778
  6.90%, 11/1/2000 (Insured; MBIA)..........................................                         150,000         162,498
Easton, Municipal Purpose Loan 6%, 9/15/2006................................                         105,000         112,302
Franklin, GO 6.25%, 11/15/2005 (Insured; MBIA)..............................                         430,000         473,022
Haverhill, GO 6%, 6/15/2005 (Insured; FGIC) (a).............................                         750,000         809,708
Mashpee, Municipal Purpose Loan 6.25%, 2/1/2006 (Insured; MBIA).............                       1,000,000       1,102,110
Massachusetts, Refunding 6.50%, 8/1/2008....................................                         500,000         563,440
Massachusetts Bay Transportation Authority, Massachusetts General Transportation:
  5.25%, 3/1/2011 (Insured; AMBAC)..........................................                       1,000,000         997,510
  Refunding 5.90%, 3/1/2004.................................................                         550,000         587,208
Massachusetts, Consolidated Loan:
  7%, 7/1/2006 (Insured; MBIA, Prerefunded 7/1/2000) (b)....................                         500,000         546,820
  7.625%, 6/1/2008 (Prerefunded 6/1/2001) (b)...............................                         400,000         453,400
  7.375%, 12/1/2008 (Prerefunded 12/1/1998) (b).............................                         250,000         266,333
Massachusetts Education Loan Authority, Education Loan Revenue
  6.20%, 7/1/2013 (Insured; AMBAC)..........................................                       1,000,000       1,032,330
Massachusetts Health and Educational Facilities Authority, Revenue:
  (Beth Israel Hospital) 7.80%, 7/1/2014 (Prerefunded 7/1/1998) (b).........                         500,000         528,730
  (Harvard University):
    6.20%, 12/1/2001........................................................        .              1,000,000       1,076,730
    Refunding 6.50%, 11/1/2004..............................................                         700,000         782,656
  (Malden Hospital Project) 9.50%, 8/1/2008.................................                          35,000          35,114
  (Northeastern University) 6.80%, 10/1/1999 (Insured; AMBAC)...............                       1,000,000       1,056,680
  Refunding (Dana-Farber Cancer Institute) 5.55%, 12/1/2003 (Insured; FGIC).                         400,000         419,312
  (Salem Hospital) 8.15%, 7/1/2014 (Prerefunded 7/1/1999) (b)...............                         750,000         820,478
  (South Shore Hospital):
    7.50%, 7/1/2010 (Insured; MBIA, Prerefunded 7/1/2000) (b)...............                         350,000         387,345
    7.50%, 7/1/2020 (Insured; MBIA, Prerefunded 7/1/2000) (b)...............                         500,000         553,350
  (Wenworth Institute of Technology):
    7.15%, 4/1/2000 (Insured; AMBAC)........................................                         225,000         241,731
    7.40%, 4/1/2010 (Insured; AMBAC, Prerefunded 4/1/2000) (b)..............                         220,000         241,692
Massachusetts Housing Finance Agency, SFHR:
  6%, 6/1/2014 (Insured; MBIA)..............................................                       1,200,000       1,234,800

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                           JUNE 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                 ___________      ___________
Massachusetts (continued)
Massachusetts Housing Finance Agency, SFHR (continued):
  5.75%, 12/1/2029 (Insured; MBIA)..........................................                   $     500,000      $  506,445
Massachusetts Industrial Finance Agency:
  Electric Revenue (Nantucket Electric Co. Project) 6.75%, 7/1/2006 (Insured; AMBAC)               1,400,000       1,572,634
  Museum Revenue, Refunding (Museum of Fine Arts of Boston)
    5.375%, 1/1/2007 (Insured; MBIA)........................................                       1,000,000       1,036,900
  Revenue:
    (Babson College) 5.75%, 10/1/2007 (Insured; MBIA) (b)...................                         555,000         593,312
    (Brooks School):
      5.70%, 7/1/2006.......................................................                         260,000         271,708
      5.75%, 7/1/2007.......................................................                         275,000         286,899
      5.80%, 7/1/2008.......................................................                         290,000         303,494
      5.85%, 7/1/2009.......................................................                         305,000         319,164
    (Refunding_College of The Holy Cross) 5.50%, 3/1/2007 (Insured; MBIA)...                       1,145,000       1,198,666
    (Refunding_Worcester Polytechnic) 5.35%, 9/1/2006.......................                         850,000         882,054
    (Springfield College Project) 7.80%, 10/1/2009
      (LOC; Fleet Bank of Massachusetts, Prerefunded 10/1/1999) (b,c).......                        1,100,000      1,215,753
Massachusetts, Port Authority Revenue 7%, 7/1/2000 (Insured; FGIC)..........                        1,000,000      1,074,860
Massachusetts, Special Obligation Revenue 5.80%, 6/1/2000...................                         880,000         915,693
Massachusetts, Water Pollution Abatement Trust, Revenue (Pooled Loan Program)
  6.125%, 2/1/2007 (Insured; FSA)...........................................                       1,000,000       1,102,820
Massachusetts Water Resource Authority:
  General Revenue 5.30%, 11/1/2010 (Insured; FGIC)..........................                       1,000,000       1,005,430
  Refunding 5.875%, 11/1/2004...............................................                         500,000         533,255
  7.125%, 4/1/2000..........................................................                         500,000         535,105
Mendon Upton Regional School District 6%, 6/1/2007 (Insured; FGIC)..........                         600,000         652,074
North Attleborough, GO 5.50%, 3/1/2006 (Insured; AMBAC).....................                       1,000,000       1,050,180
Northampton, School Project Loan 6.40%, 5/15/2004 (Insured; MBIA)...........                         750,000         824,813
Quabbin Regional School District, Refunding 6%, 6/15/2008 (Insured; AMBAC)..                         780,000         846,206
Rockport, GO 6.90%, 12/15/2007 (Prerefunded 12/15/1999) (b).................                       1,000,000       1,091,110
Somerville, GO 6%, 2/15/2007 (Insured; FSA).................................                         775,000         843,781
Southeastern University Building Authority, Project Revenue, Refunding
  5.90%, 5/1/2010 (Insured; AMBAC)..........................................                         500,000         525,345
Springfield, School Project Loan 6.10%, 9/1/2002 (Insured; AMBAC)...........                         600,000         643,938
Uxbridge, Municipal Purpose Loan:
  6.125%, 11/15/2005 (Insured; MBIA)........................................                         500,000         546,475
  6.125%, 11/15/2007 (Insured; MBIA)........................................                         525,000         578,356
Whitman, GO:
  7.75%, 6/1/2007 (Prerefunded 6/1/1998) (b)................................                         180,000         190,757
  7.75%, 6/1/2008 (Prerefunded 6/1/1998) (b)................................                         250,000         264,940
Worchester, Municipal Purpose Loan, Refunding 6.25%, 7/1/2010 (Insured; MBIA)                        755,000         838,699
Yarmouth, GO 8.60%, 10/1/2000...............................................                         100,000         112,683

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                              JUNE 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                  __________      __________
U.S. Related_14.3%
Commonwealth of Puerto Rico, GO, Refunding:
  6.50%, 7/1/2003 (Insured; MBIA)...........................................                   $     550,000      $  609,285
  6.25%, 7/1/2011 (Insured; MBIA)...........................................                       1,050,000       1,170,351
Commonwealth of Puerto Rico Highway and Transportation Authority, Revenue
  6.25%, 7/1/2009 (Insured; MBIA) (d).......................................                       1,000,000       1,117,070
Commonwealth of Puerto Rico, Public Improvement
  7.20%, 7/1/2003 (Insured; FGIC, Prerefunded 7/1/2000) (b).................                       1,000,000       1,103,110
Puerto Rico Electric Power Authority, Power Revenue
  6.50%, 7/1/2006 (Insured; MBIA)...........................................                       1,000,000       1,133,650
Puerto Rico Public Buildings Authority, Revenue 6.75%, 7/1/2005 (Insured; AMBAC)                   1,000,000       1,143,670
University of Puerto Rico, University Revenue 6.25%, 6/1/2005...............                         750,000         832,118
                                                                                                                   __________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $46,715,698)....................                                     $48,134,139
                                                                                                                =============
Short-Term Municipal Investments_3.0%
Massachusetts:
Massachusetts, VRDN:
  5.50% (LOC; Canadian Imperial Bank) (c,e).................................                    $  1,000,000    $  1,000,000
  5.50% (LOC; Amro Bank) (c,e)..............................................                         100,000         100,000
Massachusetts Health and Educational Authority, Revenue, VRDN:
  (Capital Asset Program) 3.90% (Insured; MBIA) (e).........................                         100,000         100,000
  (Institute of Technology) 5.50% (e).......................................                         300,000         300,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $1,500,000)....................        .                           $  1,500,000
                                                                                                                =============
TOTAL MUNICIPAL INVESTMENTS_100.0% (cost $48,215,698).......................                                     $49,634,139
                                                                                                                =============

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       SFHR    Single Family Housing Revenue
GO            General Obligation                                 VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ______                         _______________            ____________________
AAA                                Aaa                            AAA                               82.9%
AA                                 Aa                             AA                                 7.4
A                                  A                              A                                  6.7
F1, F-1+                           MIG1, VMIG1 & P1               SP1, A1                            3.0
                                                                                                  ________
                                                                                                   100.0%
                                                                                                 =========

Notes to Statement of Investments:
    (a)  Purchased on a delayed-delivery basis.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Secured by letters of credit.
    (d) Wholly held by the custodian in a segregated account as collateral for delayed-delivery securities.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates..........................
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF ASSETS AND LIABILITIES                          JUNE 30, 1997
                                                                                                    Cost            Value
                                                                                                 ___________      ___________
ASSETS:                          Investments in securities_See Statement of Investments          $48,215,698     $49,634,139
                                 Cash.......................................                                          84,706
                                 Interest receivable........................                                         863,237
                                                                                                                _____________
                                                                                                                  50,582,082
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        23,236
                                 Due to Distributor.........................                                             701
                                 Payable for investment securities purchased                                         806,655
                                                                                                                _____________
                                                                                                                     830,592
                                                                                                                _____________
NET ASSETS..................................................................                                     $49,751,490
                                                                                                              ===============
REPRESENTED BY:                  Paid-in capital............................                                     $48,120,168
                                 Accumulated net realized gain (loss) on investments                                 212,881
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 3                              1,418,441
                                                                                                                _____________
NET ASSETS..................................................................                                     $49,751,490
                                                                                                              ===============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________


                                                 Class A                 Class B            Class C           Class R
                                                 ___________           ___________        ___________       ___________
Net Assets................................       $16,092,842             $463,595            $7,100          $33,187,953
Shares Outstanding.................                1,324,120               38,055           584.149            2,730,263
NET ASSET VALUE PER SHARE..........                   $12.15               $12.18            $12.15               $12.16
                                                     =======              =======           ========             ========



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF OPERATIONS                                              YEAR ENDED JUNE 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $2,360,717
EXPENSES:                        Management fee_Note 2(a)...................                    $225,861
                                 Distribution and service fees_Note 2(b)....                      43,465
                                 Loan commitment fees_Note 4................                         386
                                                                                           ______________
                                     Total Expenses.........................                                         269,712
                                                                                                                 ____________
INVESTMENT INCOME_NET.......................................................                                       2,091,005
                                                                                                                 ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 3:
                                 Net realized gain (loss) on investments....                    $218,635
                                 Net realized gain (loss) on financial futures                    45,900
                                                                                           ______________
                                     Net Realized Gain (Loss)...............                                         264,535
                                 Net unrealized appreciation (depreciation) on investments                           509,245
                                                                                                                 ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         773,780
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $2,864,785
                                                                                                                =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended         Year Ended
                                                                                        June 30, 1997       June 30, 1996
                                                                                       _______________     _______________
OPERATIONS:
  Investment income_net....................................................             $  2,091,005        $  1,834,858
  Net realized gain (loss) on investments..................................                  264,535              67,052
  Net unrealized appreciation (depreciation) on investments................                  509,245              57,430
                                                                                       _______________     _______________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                2,864,785           1,959,340
                                                                                       _______________     _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares.........................................................                 (715,014)           (730,953)
    Class B shares.........................................................                  (18,156)             (1,544)
    Class C shares.........................................................                     (380)               (709)
    Class R shares.........................................................               (1,357,455)         (1,101,652)
  Net realized gain on investments:
    Class A shares.........................................................                  (32,638)            (23,631)
    Class B shares.........................................................                     (927)                (14)
    Class C shares.........................................................                      (19)                (26)
    Class R shares.........................................................                  (55,928)            (32,290)
                                                                                       _______________     _______________
      Total Dividends......................................................               (2,180,517)         (1,890,819)
                                                                                       _______________     _______________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                2,771,894           1,601,368
    Class B shares.........................................................                      ___             450,001
    Class C shares.........................................................                    6,937                ___
    Class R shares.........................................................               13,360,525           9,355,436
  Dividends reinvested:
    Class A shares.........................................................                  560,539             574,790
    Class B shares.........................................................                    4,248               1,133
    Class C shares.........................................................                      364                 651
    Class R shares.........................................................                  582,988             498,611
  Cost of shares redeemed:
    Class A shares.........................................................               (3,176,747)         (3,075,439)
    Class B shares.........................................................                      ___                 (16)
    Class C shares.........................................................                  (16,896)             (2,522)
    Class R shares.........................................................               (7,164,398)         (3,553,482)
                                                                                       _______________     _______________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions              6,929,454           5,850,531
                                                                                       _______________     _______________
        Total Increase (Decrease) in Net Assets...........................                 7,613,722           5,919,052
NET ASSETS:
  Beginning of Period.....................................................                42,137,768          36,218,716
                                                                                       _______________     _______________
  End of Period...........................................................               $49,751,490         $42,137,768
                                                                                       ==============      ===============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                        _______________________________
                                                                                          Year Ended          Year Ended
                                                                                        June 30, 1997        June 30, 1996
                                                                                       _______________     _______________
CAPITAL SHARE TRANSACTIONS:
  Class A
  ______
  Shares sold..............................................................                  229,817             132,502
  Shares issued for dividends reinvested...................................                   46,407              47,482
  Shares redeemed..........................................................                (262,952)            (254,257)
                                                                                       _______________     _______________
                                 Net Increase (Decrease) in Shares Outstanding                13,272             (74,273)
                                                                                       ==============      ===============
  Class B
  ______
  Shares sold..............................................................                       __              37,610
  Shares issued for dividends reinvested...................................                      351                  94
  Shares redeemed..........................................................                       __                  (1)
                                                                                       _______________     _______________
                                 Net Increase (Decrease) in Shares Outstanding                   351              37,703
                                                                                       ==============      ===============
  Class C
  ______
  Shares sold..............................................................                        580                __
  Shares issued for dividends reinvested...................................                        30                 54
  Shares redeemed..........................................................                  (1,404)                (209)
                                                                                       _______________     _______________
                                 Net Increase (Decrease) in Shares Outstanding                 (794)                (155)
                                                                                       ==============      ===============
  Class R
  ______
  Shares sold..............................................................                1,105,028             770,353
  Shares issued for dividends reinvested...................................                   48,271              41,214
  Shares redeemed..........................................................                 (594,128)           (294,159)
                                                                                       _______________     _______________
                                 Net Increase (Decrease) in Shares Outstanding               559,171             517,408
                                                                                       ==============      ===============



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                       ______________________________________________________________________
                                                                                 Year Ended June 30,
                                                       ______________________________________________________________________
PER SHARE DATA:                                         1997             1996          1995(1)(2)      1994(1)(2)      1993(1)
                                                       ________       ________        ________        ________        ________
    Net asset value, beginning of period.........      $11.97          $11.91          $11.74          $12.38          $11.83
                                                       ________       ________        ________        ________        ________
    Investment Operations:
    Investment income_net......................           .54             .54             .55            .54(3)          .64(3)
    Net realized and unrealized gain (loss)
      on investments...........................           .20             .08             .20            (.36)            .55
                                                       ________       ________        ________        ________        ________
    Total from Investment Operations...........           .74             .62             .75             .18            1.19
                                                       ________       ________        ________        ________        ________
    Distributions:
    Dividends from investment income_net.........        (.54)           (.54)           (.54)           (.54)           (.64)
    Dividends from net realized gain on investments      (.02)           (.02)           (.04)           (.28)         __
                                                       ________       ________        ________        ________        ________
    Total Distributions..........................        (.56)           (.56)           (.58)           (.82)           (.64)
                                                       ________       ________        ________        ________        ________
    Net asset value, end of period...............      $12.15          $11.97          $11.91          $11.74          $12.38
                                                       ======         ========        =======         =======         ========
TOTAL INVESTMENT RETURN(4)....................          6.36%           5.22%           6.60%           1.38%          10.27%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....         .75%            .75%            .75%            .76%(5)        .75%(5)
    Ratio of net investment income
      to average net assets...................          4.47%           4.44%           4.65%           4.40%           5.30%
    Portfolio Turnover Rate..................          22.57%          39.16%          25.00%          19.00%          60.00%
    Net Assets, end of period (000's Omitted)....     $16,093         $15,689         $16,501         $21,276         $20,106
    (1)  On February 1, 1993 existing shares of the Fund were designated the
    Retail Class and the Fund began offering the Institutional Class and
    Investment Class of shares. Effective April 4, 1994, the Retail and
    Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor shares were redesignated Class A. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A share (formerly
    Investor shares) outstanding. The amounts shown for the year ended June
    30, 1994 were calculated using the performance of a Retail share outstanding from July 1, 1993 to April 3, 1994, and the performance of an
    Investor Share outstanding from April 4, 1994 to June 30, 1994. The
    Financial Highlights for the year ended June 30, 1993 and prior years are based upon a Retail share outstanding.
    (2)  Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994
    through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors,
    Inc. served as the Fund's investment adviser.
    (3)  Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and
    1993 were $.53 and $.62, respectively.
    (4)  Exclusive of sales load.
    (5)  Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and
    1993 were .89% and .92 %, respectively.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                         Class B Shares
                                                                                                    __________________________
                                                                                                      Year Ended June 30,
                                                                                                    __________________________
PER SHARE DATA:                                                                                       1997           1996(1)
                                                                                                     _______         _______
    Net asset value, beginning of period..............................................               $11.99         $ 11.91
                                                                                                     _______         _______
    Investment Operations:
    Investment income_net.............................................................                  .48             .48
    Net realized and unrealized gain (loss)
      on investments..................................................................                 .21              .10
                                                                                                     _______         _______
    Total from Investment Operations..................................................                  .69             .58
                                                                                                     _______         _______
    Distributions:
    Dividends from investment income_net..............................................                 (.48)           (.48)
    Dividends from net realized gain on investments...................................                 (.02)           (.02)
                                                                                                     _______         _______
    Total Distributions...............................................................                 (.50)           (.50)
                                                                                                     _______         _______
    Net asset value, end of period....................................................               $12.18          $11.99
                                                                                                    ========        =========
TOTAL INVESTMENT RETURN(2)............................................................                5.90%           4.87%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........................................                1.25%           1.25%
    Ratio of net investment income
      to average net assets...........................................................                3.96%           3.67%
    Portfolio Turnover Rate...........................................................               22.57%          39.16%
    Net Assets, end of period (000's Omitted).........................................                 $464            $452
    (1)  The Fund commenced selling Class B shares on December 28, 1994.
    (2)  Exclusive of sales load.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                              Class C Shares
                                                                                    ________________________________________
                                                                                                                Period Ended
                                                                                    Year Ended June 30,          June 30,
                                                                                    ___________________
PER SHARE DATA:                                                                     1997          1996            1995(1)
                                                                                   ______        ______          ________
    Net asset value, beginning of period...............................           $11.97         $11.91           $11.45
                                                                                   ______        ______          ________
    Investment Operations:
    Investment income_net..............................................              .49            .48              .26
    Net realized and unrealized gain (loss)
      on investments...................................................              .20            .08              .45
                                                                                   ______        ______          ________
    Total from Investment Operations...................................              .69            .56              .71
                                                                                   ______        ______          ________
    Distributions:
    Dividends from investment income_net...............................             (.49)          (.48)            (.25)
    Dividends from net realized gain on investments....................             (.02)          (.02)              __
                                                                                   ______        ______          ________
    Total Distributions................................................             (.51)          (.50)            (.25)
                                                                                   ______        ______          ________
    Net asset value, end of period.....................................           $12.15         $11.97           $11.91
                                                                                  =======       ========         ========
TOTAL INVESTMENT RETURN(2).............................................            5.87%          4.68%            6.24%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets............................            1.25%          1.25%            1.25%(3)
    Ratio of net investment income
      to average net assets............................................            4.05%          3.93%            4.15%(3)
    Portfolio Turnover Rate............................................           22.57%         39.16%           25.00%
    Net Assets, end of period (000's Omitted)..........................               $7            $16              $18
    (1)  The Fund commenced selling Class C shares on December 28, 1994.
    (2)  Exclusive of sales load.
    (3)  Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                     Class R Shares
                                                                _________________________________________________________________
                                                                                                                    Period Ended
                                                                           Year Ended June 30,                       June 30,
                                                                ______________________________________________
PER SHARE DATA:                                                   1997        1996     1995(1)(2)   1994(1)(2)        1993(1)
                                                                _______     ________   ________      _______        ____________
    Net asset value, beginning of period............            $11.97       $11.91     $11.74       $12.38           $12.08
                                                                _______     ________   ________      _______         ________
    Investment Operations:
    Investment income_net...........................               .57          .57        .57        .55(3)             .25(3)
    Net realized and unrealized gain (loss)
      on investments................................               .21          .08        .21         (.35)             .29
                                                                _______     ________   ________      _______         ________
    Total from Investment Operations................               .78          .65        .78          .20              .54
                                                                _______     ________   ________      _______         ________
    Distributions:
    Dividends from investment income_net............              (.57)        (.57)      (.57)        (.56)            (.24)
    Dividends from net realized gain on investments.              (.02)        (.02)      (.04)        (.28)             __
                                                                _______     ________   ________      _______         ________
    Total Distributions.............................              (.59)        (.59)      (.61)        (.84)            (.24)
                                                                _______     ________   ________      _______         ________
    Net asset value, end of period..................            $12.16       $11.97     $11.91       $11.74           $12.38
                                                                ======       ======     =======     =======          ========
TOTAL INVESTMENT RETURN(4)..........................             6.70%        5.46%      6.87%        1.53%            4.53%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........              .50%         .50%        .50%        .62%(6)          .65%(5)(6)
    Ratio of net investment income
      to average net assets.........................             4.73%        4.68%      4.90%        4.54%            4.84%(5)
    Portfolio Turnover Rate.........................            22.57%       39.16%     25.00%       19.00%           60.00%
    Net Assets, end of period (000's Omitted).......           $33,188     $ 25,981    $19,700      $15,681           $9,411

    (1)  The Fund commenced selling Investment Class shares on
    February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The Financial Highlights above are based upon an Investment share outstanding from February 1, 1993 to April
    3, 1994 and a Trust share outstanding from April 4, 1994 to October 16,
    1994.
    (2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors,
    Inc. served as the Fund's investment adviser.
    (3) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $.54 and $.24, respectively.
    (4)  Exclusive of sales load.
    (5)  Annualized.
    (6) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were .75% and .87%, respectively.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Fund") is a series of the Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of Massachusetts consistent with the prudent risk of capital by investing in municipal obligations of the named state which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 31, 1997, the Trust's Board Members approved a change to the Trust's name from "Premier Limited Term Massachusetts Municipal Fund" to "Dreyfus Premier Limited Term Massachusetts Municipal Fund," which became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) FINANCIAL FUTURES: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1997, there were no financial futures contracts outstanding.
    (D) CONCENTRATION OF RISK: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (E) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
    (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the
1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 1997, the distribution fee for Class A, Class B and Class C shares were $39,958, $2,291 and $47, respectively. During the period ended June 30, 1997, the service fee for Class B and Class C shares were $1,145 and $24, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3_ SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $15,931,358 and $9,804,848, respectively.
    At June 30, 1997, accumulated net unrealized appreciation on investments was $1,418,441, consisting of $1,451,423 gross unrealized appreciation and $32,982 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.


DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended June 30, 1993 were audited by other auditors whose report thereon, dated August 11, 1993, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian.
 As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick LLP signature logo]
New York, New York
August 8, 1997


DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended June 30, 1997:
    _ all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and
    _ the Fund hereby designates $.0241 per share as a long-term capital gain distribution (49.07% of which is not subject to Massachusetts personal income tax) of the $.0245 per share paid on December 6, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.


DREYFUS PREMIER LIMITED TERM
MASSACHUSETTS MUNICIPAL FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        346/746AR976
Annual Report
Dreyfus Premier
Limited Term
Massachusetts
Municipal Fund
June 30, 1997
[Dreyfus lion2 hres logo]
Registration Mark


DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Premier Limited Term New York Municipal Fund for its annual reporting period ended June 30, 1997. For this twelve-month period, the Fund provided the following total returns, income dividends and distribution rates:

                                                                      Approximate
                                        Total Return*              Income Dividends**         Distribution Rate***
                                        ______________            ____________________        _________________
Class A                                     6.17%                        $0.585                      4.43%
Class B                                     5.64%                        $0.521                      4.06%
Class C                                     5.63%                        $0.521                      4.05%
Class R                                     6.34%                        $0.616                      4.81%

ECONOMIC REVIEW
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate (5% in June) was the lowest since 1973. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the twelve-month period through May. Producer prices rose a minuscule 0.6% over the same time period. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed"), has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Fed), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales declined this spring despite record levels of consumer optimism about the economy. The latest report on retail sales through June showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at retail counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the current seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much-observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.
    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two thirds of economic output. So, we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Fed.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    From a general credit quality standpoint, we believe New York credits have improved over the reporting period. Yet the improvement was less significant compared to other states because of New York's difficulty in retaining and attracting industry. The credit on general obligation bonds improved slowly and the rosier outlook was reflected by Standard & Poor's A-rating. Better than expected economic performance during this fiscal year has contributed to a projected surplus of more than $1 billion. The bulk of this surplus will be used to balance the fiscal 1998 budget. The third phase of the 20% personal income tax reduction is expected to contribute $6.1 billion in tax relief to State residents in 1998. Employment continues to expand slowly after large job losses during the recession in the early 1990s. Unemployment is down but remains above the national average. Wealth in the State remains well above average.
    The credit status of most general obligation bonds within the State has improved in recent years, particularly securities of New York City. Wall Street's booming profitability has inflated tax receipts to the City and has provided a welcome reduction in one-time measures to achieve budgetary balance. Interestingly, the largest percentage gain in jobs was in motion picture services. Office vacancies in Manhattan are down from 17% in 1992 to just above 11% and rental rates have finally begun to rise after a prolonged and significant downward trend stemming from the late 1980's.
    With talks of tax reform a distant memory, municipal bonds performed very well over the past twelve months. Interest rates declined in the last half of 1996 due to investor perceptions that the economy was becoming sluggish and that the Fed would ease monetary policy. Following warnings by Fed Chairman Greenspan about the "irrational exuberance" present in financial markets, the Federal Open Market Committee increased short-term interest rates by 25 basis points in March 1997. In anticipation of this tightening of monetary policy by the Fed, fixed-income yields rose during the first quarter of 1997. The rise was fueled by expectations that the Fed might continue to tighten monetary policy. However, low supply and strong demand cushioned the losses in the municipal bond market with yields generally increasing by 25 basis points.
    The lack of further tightening in the second quarter of 1997 combined with quiescent inflation resulted in a rebound in bond prices and a recovery of losses incurred during the first quarter of 1997. Yields were only slightly higher at the close of the second quarter compared to the end of 1996. Ten-year AAA rated municipal securities finished the reporting period at 4.85% versus 4.80% at year-end.
    Municipal bonds outperformed comparable maturity taxable securities during the first quarter of 1997, but underperformed during the second quarter. However, the total return on the Lehman Brothers 10-Year Municipal Bond Index for the semi-annual period still significantly outperformed the Ten-Year Treasury Note (3.27% vs. 2.44%) highlighting the strong demand for municipal securities throughout the period.
    Lower rated fixed income securities significantly outperformed higher credit quality securities during the first half of 1997. Stronger economic performance has enhanced revenue generation capabilities of weaker jurisdictions and corporations. Notable fiscal improvements have occurred in cyclical industries such as airlines. Furthermore, some prominent weaker municipalities, such as New York City, have enjoyed a surge in revenue collection in light of the robust economy. Improving credit quality and strong er demand from yield-hungry investors has pushed yield spreads between Baa and AAA rated securities to their narrowest levels in recent memory. The additional yield spread for thirty-year Baa rated bonds is less than 50 basis points higher than AAA rated municipal bonds as of the end of the reporting period.
    The Fund continued to emphasize high quality securities; over 65% of the portfolio was rated AA or higher as of the end of the reporting period. The weighted average portfolio maturity was extended during the latter half of 1996 due to a falling interest rate environment. It was then cautiously shortened in anticipation of a potential rise in interest rates to preserve capital in the first quarter of 1997. However, as yields became more attractive, the Fund's weighted average maturity was slightly extended to lock into the attractive interest rate environment in the second quarter. Throughout the reporting period, the Fund's maturity varied in a 6.5- to 8-year range and ended the reporting period at approximately 6.97 years.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Kristin Lindquist signature logo]

                              Kristin Lindquist
                              Portfolio Manager
July 15, 1997
New York, New York

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Income dividends per share were exempt from Federal and State of New York and New York City personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND       JUNE 30, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND CLASS A SHARES WITH THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS
7-YEAR MUNICIPAL BOND INDEX

$20,419
Lehman Brothers
10-Year Municipal Bond Index*
Dollars
$18,822
Lehman Brothers
7-Year Municipal Bond Index*
$17,181
Dreyfus Premier Limited Term
New York Municipal Fund
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 6/30/97        Sales Charge       Sales Charge (3.0%)     PERIOD ENDED 6/30/97     Redemption      Redemption*
__________               ________________     ____________________     _____________________   ____________   __________________
1 Year                         6.17%                3.00%              1 Year                     5.64%            2.64%
5 Year                         5.62                 4.98               From Inception (12/28/94)  6.35             5.62
From Inception (3/7/88)        6.32                 5.98
                        CLASS C SHARES                                                      CLASS R SHARES
__________________________________________________________________     __________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                            % Return          Deferred Sales
                            Assuming          Charge Upon
PERIOD ENDED 6/30/97      No Redemption        Redemption**            PERIOD ENDED 6/30/97
_________                _______________    ____________________       _____________________
1 Year                       5.63%               4.88%                1 Year                     6.34%
From Inception (12/28/94)    6.41                6.41                 From Inception (2/1/93)    5.36

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the Fund's Class A shares on 3/7/88 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index (the "Lehman 10-Year Index") on that date, as well as to the Lehman Brothers 7-Year Municipal Bond Index (the "Lehman 7-Year Index") which are described below. For comparative purposes, the value of the Lehman 10-Year Index on 2/29/88 is used as the beginning value on 3/7/88. The Lehman 7-Year Index began in January of 1990. This investment assumes a beginning value of $11,063 which is equal to the value of the $10,000 investment in the Fund at the starting point of this Index, without taking into account the Fund's maximum initial sales charge on Class A shares. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in New York investment-grade municipal bonds with intermediate maturities and expects to maintain an average maturity of less than 10 years. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman 10-Year Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Lehman 7-Year Index consists of bonds with similar characteristics with maturities of 6-8 years. The Indices do not take into account charges, fees and other expenses and are not limited to investments principally in New York municipal obligations. These factors can contribute to the Indices potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
*The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
STATEMENT OF INVESTMENTS                                   JUNE 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments_97.4%                                                              Amount           Value
                                                                                                  __________      __________
New York_89.4%
Albany County 7%, 10/1/2000 (Insured; FGIC, Prerefunded 10/1/1999) (a)......                     $   125,000     $   136,151
Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC).................                         150,000         161,221
Erie County Water Authority, Water Revenue, Refunding:
  6.65%, 12/1/1999 (Insured; AMBAC).........................................                         250,000         264,560
  7%, 12/1/2000 (Insured; AMBAC)............................................                         200,000         217,490
Greece Central School District 6%, 6/15/2010................................                         225,000         245,029
Town of Hempstead 6.30%, 1/1/2002 (Insured; AMBAC)..........................                         150,000         160,737
Metropolitan Transportation Authority, Transportation Facilities Revenue
  6.30%, 7/1/2007 (Insured; MBIA)...........................................                         250,000         277,520
Monroe County, Public Improvement 7%, 6/1/2003 (Insured; FGIC)..............                         200,000         225,888
Municipal Assistance Corporation for New York City:
  7.10%, 7/1/2000...........................................................                         100,000         107,335
  6%, 7/1/2005 (Insured; AMBAC).............................................                         100,000         107,587
Nassau County 7%, 7/1/2002 (Insured; AMBAC, Prerefunded 7/1/2000) (a).......                         100,000         108,631
New York City:
  5.75%, 8/1/2012...........................................................                         100,000         100,427
  Refunding 7%, 8/1/2006....................................................                         300,000         336,384
New York City Municipal Water Finance Authority,
  Water and Sewer Systems Revenue 5.50%, 6/15/2027 (Insured; MBIA)..........                         250,000         244,782
New York State, Refunding 6.25%, 8/15/2004..................................                         200,000         218,068
New York State Dormitory Authority, Revenue:
  (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA) (b).........                         200,000         208,858
  (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)....................                         130,000         138,307
  Refunding:
    (Mental Health Services Facilities) 6%, 8/15/2005.......................                         260,000         275,566
    (Vassar College) 6%, 7/1/2005...........................................                         250,000         272,253
  (Rochester Institute of Technology) 5.50%, 7/1/2006 (Insured; MBIA).......                         200,000         209,616
New York State Housing Finance Agency, Refunding
  (State University Construction) 7.15%, 11/1/1997..........................                         155,000         156,734
New York State Local Government Assistance Corporation 6.375%, 4/1/2000.....                         200,000         210,330
New York State Mortgage Agency, Homeowner Mortgage Revenue
  7.50%, 10/1/1998..........................................................                          45,000          46,119
New York State Power Authority, General Purpose Revenue
  7%, 1/1/2018 (Prerefunded 1/1/2010) (a)...................................                         300,000         349,944
New York State Thruway Authority (Emergency Highway Construction and
Reconstruction)
  6%, 3/1/2002 (Insured; FSA)...............................................                         200,000         212,536
New York State Urban Development Corporation, Refunding
  (Corporation Purpose) 5.50%, 7/1/2005.....................................                         200,000         209,416
Orange County 5.10%, 11/15/2002.............................................                         130,000         134,276
Oyster Bay 7.125%, 4/15/2000 (Insured; FGIC)................................                         180,000         193,693

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                      JUNE 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                   _________       _________
New York (continued)
Port Washington Union Free School District 6%, 8/1/2001.....................                     $   125,000     $   132,376
Suffolk County, Public Improvement
  7%, 4/1/2002 (Insured; MBIA, Prerefunded 4/1/2001) (a)....................                         150,000         163,454
Triborough Bridge and Tunnel Authority, General Purpose Revenue:
  7.40%, 1/1/2003 (Prerefunded 1/1/1999) (a)................................                         200,000         212,512
  7%, 1/1/2011 (Prerefunded 1/1/1999) (a)...................................                         150,000         158,519
  Refunding 5.90%, 1/1/2007.................................................                         100,000         107,643
Westchester County 6.625%, 11/1/2004........................................                         250,000         282,280
Western Nassau County Water Authority,
  Water Systems Revenue 5.50%, 5/1/2004 (Insured; AMBAC)....................                         250,000         262,530
U. S. Related_8.0%
Puerto Rico Commonwealth, Refunding 6.25%, 7/1/2011 (Insured; MBIA).........                         200,000         222,924
Puerto Rico Commonwealth Highway and Transportation Authority,
  Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)...........................                         150,000         167,561
University of Puerto Rico, University Revenues, Refunding
  6.25%, 6/1/2006 (c).......................................................                         200,000         222,906
                                                                                                                 ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $7,215,269).....................                                      $7,462,163
                                                                                                                 ============
Short-Term Municipal Investments_2.6%
New York;
New York City Municipal Water Finance Authority,
  Water and Sewer Systems Revenue, VRDN 4.05% (d) (cost $200,000)...........                     $   200,000     $   200,000
                                                                                                                 ============
TOTAL INVESTMENTS_100.0% (cost $7,415,269)..................................                                      $7,662,163
                                                                                                                 ============


DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                              ______                         _________________          ______________________
AAA                                Aaa                            AAA                               68.4%
AA                                 Aa                             AA                                10.5
A                                  A                              A                                 14.9
BBB                                Baa                            BBB                                3.6
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                           2.6
                                                                                                   ______
                                                                                                   100.0%
                                                                                                  ==========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Purchased on a delayed-delivery basis.
    (c) Wholly held by the custodian in a segregated account as collateral for a delayed-delivery security.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
STATEMENT OF ASSETS AND LIABILITIES                            JUNE 30, 1997
                                                                                               Cost                  Value
                                                                                            ____________          __________
ASSETS:                          Investments in securities_See Statement of Investments     $7,415,269            $7,662,163
                                 Cash.......................................                                          30,529
                                 Interest receivable........................                                         137,876
                                                                                                                  __________
                                                                                                                   7,830,568
                                                                                                                  __________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         3,629
                                 Due to Distributor.........................                                             167
                                 Payable for investment securities purchased                                         210,150
                                                                                                                  __________
                                                                                                                     213,946
                                                                                                                  __________
NET ASSETS..................................................................                                      $7,616,622
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                      $7,359,980
                                 Accumulated net realized gain (loss) on investments                                   9,748
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 3                                246,894
                                                                                                                  __________
NET ASSETS..................................................................                                      $7,616,622
                                                                                                                 ============

                                                NET ASSET VALUE PER SHARE
                                                ____________________________

                                                Class A             Class B              Class C             Class R
                                               _________           _________            _________           _________
Net Assets.....................               $2,043,229           $117,544             $84,079            $5,371,770
Shares Outstanding.......................        160,064              9,198               6,570               420,895
NET ASSET VALUE PER SHARE......                   $12.77             $12.78              $12.80                $12.76
                                                   ======          ========            =========              ========


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
STATEMENT OF OPERATIONS                               YEAR ENDED JUNE 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $373,665
EXPENSES:                        Management fee_Note 2(a)...................                  $  34,851
                                 Distribution and service fees_Note 2(b)....                      6,651
                                 Loan commitment fees_Note 4................                         53
                                                                                           ______________
                                       Total Expenses.......................                                         41,555
                                                                                                                  ___________
INVESTMENT INCOME_NET.......................................................                                         332,110
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 3:
                                 Net realized gain (loss) on investments....                 $    9,828
                                 Net unrealized appreciation (depreciation) on investments       78,389
                                                                                           ______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         88,217
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $420,327
                                                                                                                 ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                          Year Ended         Year Ended
                                                                                        June 30, 1997       June 30, 1996
                                                                                       _______________     _______________
OPERATIONS:
  Investment income_net....................................................              $   332,110         $   264,764
  Net realized gain (loss) on investments..................................                    9,828              36,858
  Net unrealized appreciation (depreciation) on investments................                   78,389             (63,766)
                                                                                       _______________     _______________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                  420,327             237,856
                                                                                       _______________     _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares.........................................................                  (95,673)           (106,844)
    Class B shares.........................................................                   (5,389)             (1,519)
    Class C shares.........................................................                   (2,540)             (2,084)
    Class R shares.........................................................                 (228,486)           (154,347)
  Net realized gain on investments:
    Class A shares.........................................................                   (9,531)               ____
    Class B shares.........................................................                     (585)               ____
    Class C shares.........................................................                     (238)               ____
    Class R shares.........................................................                  (20,591)               ____
                                                                                       _______________     _______________
      Total Dividends......................................................                 (363,033)           (264,794)
                                                                                       _______________     _______________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                   90,003             304,803
    Class B shares.........................................................                   20,500             119,997
    Class C shares.........................................................                   29,735             127,309
    Class R shares.........................................................                2,109,511           1,483,810
  Dividends reinvested:
    Class A shares.........................................................                   78,384              76,624
    Class B shares.........................................................                    5,974               1,520
    Class C shares.........................................................                    2,770               1,925
    Class R shares.........................................................                   28,536              12,580
  Cost of shares redeemed:
    Class A shares.........................................................                 (251,709)           (606,642)
    Class B shares.........................................................                  (30,000)                (16)
    Class C shares.........................................................                     (585)           (147,090)
    Class R shares.........................................................                 (861,594)           (262,285)
                                                                                       _______________     _______________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions              1,221,525           1,112,535
                                                                                       _______________     _______________
        Total Increase (Decrease) in Net Assets............................                1,278,819           1,085,597
NET ASSETS:
  Beginning of Period......................................................                6,337,803           5,252,206
                                                                                       _______________     _______________
  End of Period............................................................               $7,616,622          $6,337,803
                                                                                       ==============      ===============
(Distributions in excess of investment income_net).........................                     ____            $    (22)
                                                                                       _______________     _______________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      Shares
                                                                                        ______________________________________
                                                                                          Year Ended             Year Ended
                                                                                        June 30, 1997          June 30, 1996
                                                                                       _______________        _______________
CAPITAL SHARE TRANSACTIONS:
  Class A
  ______
  Shares sold..............................................................                    7,056              23,900
  Shares issued for dividends reinvested...................................                    6,158               5,966
  Shares redeemed..........................................................                  (19,696)            (47,503)
                                                                                       _______________        _______________
                                       Net Increase (Decrease) in Shares Outstanding          (6,482)            (17,637)
                                                                                       ===============        ==============
  Class B
  ______
  Shares sold..............................................................                    1,608               9,368
  Shares issued for dividends reinvested...................................                      469                 119
  Shares redeemed..........................................................                   (2,366)                  (1)
                                                                                       _______________        _______________
                                       Net Increase (Decrease) in Shares Outstanding            (289)              9,486
                                                                                       ===============        ==============
  Class C
  ______
  Shares sold..............................................................                    2,322               9,989
  Shares issued for dividends reinvested...................................                      217                 150
  Shares redeemed..........................................................                      (46)            (11,396)
                                                                                       _______________        _______________
                                       Net Increase (Decrease) in Shares Outstanding           2,493              (1,257)
                                                                                       ===============        ==============
  Class R
  ____
  Shares sold..............................................................                  165,819             116,482
  Shares issued for dividends reinvested...................................                    2,244                 980
  Shares redeemed..........................................................                  (68,185)            (20,278)
                                                                                         ______  ______
                                       Net Increase (Decrease) in Shares Outstanding          99,878              97,184
                                                                                       ===============        ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                              Class A Shares
                                                   __________________________________________________________________________
                                                                                    Period Ended
                                                       Year Ended June 30,            June 30,        Year Ended November 30,
                                                   ____________________________                        _______________________
PER SHARE DATA:                                   1997       1996       1995(1,2,3)   1994(1,2,3)       1993(1)        1992
                                                ________    ________    ________    ____________      ________      ________
    Net asset value, beginning of period.        $12.65    $12.71       $12.59        $13.04            $12.70      $12.34
                                                ________    ______      ______       _______            ______      ______
    Investment Operations:
    Investment income_net................           .59       .59          .60           .35(4)            .66(4)      .68(4)
    Net realized and unrealized gain (loss)
      on investments.....................           .18      (.06)         .17          (.45)              .46         .36
                                                ________    ______      ______       _______            ______      ______
    Total from Investment Operations.....           .77       .53          .77          (.10)             1.12        1.04
                                                ________    ______      ______       _______            ______      ______
    Distributions:
    Dividends from investment income_net.          (.59)     (.59)        (.60)         (.35)             (.66)       (.68)
    Dividends from net realized gain
       on investments                              (.06)       __         (.04)           __              (.12)         __
    Dividends in excess of net realized
      gain on investments................          __          __         (.01)           __                __          __
                                                ________    ______      ______       _______            ______      ______
    Total Distributions..................          (.65)     (.59)        (.65)         (.35)             (.78)       (.68)
                                                ________    ______      ______       _______            ______      ______
    Net asset value, end of period.......        $12.77    $12.65       $12.71        $12.59            $13.04      $12.70
                                                ======     ======      =======       =======           =======      =======
TOTAL INVESTMENT RETURN(5)...............        6.17%      4.23%        6.39%         (.80%)(6)         9.00%       8.65%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets        .75%      .75%         .75%          .57%(7,8)          .46%(8)    .45%(8)
    Ratio of net investment income
      to average net assets..............        4.60%      4.62%        4.83%         4.66%(7)          5.11%       5.43%
    Portfolio Turnover Rate..............        15.00%    43.43%       32.00%        13.00%(6)         32.00%          __
    Net Assets, end of period (000's Omitted)    $2,043    $2,106       $2,340        $2,922            $2,100      $5,308

(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor
Class was redesignated Class A shares. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December
1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.
(2)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the years ended November 30, 1993 and 1992 were $.28, $.42 and $.52, respectively.
(5)  Exclusive of sales load.
(6)  Not annualized.
(7)  Annualized.
(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the years ended November 30, 1993 and 1992 were 1.51%, 2.32% and 1.70%, respectively.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                  Class B Shares                           Class C Shares
                                               ____________________         _____________________________________________
                                                                                                            Period Ended
                                                Year Ended June 30,           Year Ended June 30,            June 30,
                                               ___________________          _______________________
PER SHARE DATA:                                 1997         1996(1)          1997         1996              1995(1)
                                               ______        ______          ______       ________          __________
    Net asset value, beginning of period....   $12.66        $12.71          $12.68        $12.71            $12.21
                                               ______        ______          ______       ________          __________
    Investment Operations:
    Investment income_net...................      .52           .54             .52           .54               .28
    Net realized and unrealized gain (loss)
      on investments......................        .18          (.05)            .18          (.03)              .49
                                               ______        ______          ______       ________          __________
    Total from Investment Operations....          .70           .49             .70           .51               .77
                                               ______        ______          ______       ________          __________
    Distributions:
    Dividends from investment income_net.        (.52)         (.54)           (.52)         (.54)             (.27)
    Dividends from net realized gain
        on investments                           (.06)           __            (.06)           __                __
                                               ______        ______          ______       ________          __________
    Total Distributions................          (.58)         (.54)           (.58)         (.54)             (.27)
                                               ______        ______          ______       ________          __________
    Net asset value, end of period.........    $12.78        $12.66          $12.80        $12.68            $12.71
                                              =======       =======          =======        ======            ======
TOTAL INVESTMENT RETURN(2)...............       5.64%         3.85%           5.63%         4.02%             6.39%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...  1.25%         1.25%           1.25%         1.25%             1.25%(4)
    Ratio of net investment income
      to average net assets..............       4.09%         3.97%           4.08%         4.15%             4.34%(4)
    Portfolio Turnover Rate.............       15.00%        43.43%          15.00%        43.43%            32.00%
    Net Assets, end of period (000's Omitted)    $118          $120             $84           $52               $68

(1)    The Fund commenced selling Class B and Class C shares on December 28, 1994.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                      Class R Shares
                                                         _____________________________________________________________________
                                                                                           Period Ended        Period Ended
                                                               Year Ended June 30,           June 30,          November 30,
                                                         ____________________________
PER SHARE DATA:                                          1997       1996      1995(1)       1994(1,2)            1993(3)
                                                        ______     ______    ________       _________           ___________
    Net asset value, beginning of period...........     $12.65     $12.71     $12.59         $13.04               $12.85
                                                        ______     ______    ________       ________             ________
    Investment Operations:
    Investment income_net......................            .62        .63        .64            .37(4)              .57(4)
    Net realized and unrealized gain (loss)
      on investments............................           .17       (.06)       .17            (.45)                .31
                                                        ______     ______    ________       ________             ________
    Total from Investment Operations..............         .79        .57        .81           (.08)                 .88
                                                        ______     ______    ________       ________             ________
    Distributions:
    Dividends from investment income_net..........        (.62)      (.63)      (.64)          (.37)                (.57)
    Dividends from net realized gain on investments..     (.06)        __       (.04)            __                 (.12)
    Dividends in excess of net realized gain
      on investments                                        __         __       (.01)            __                   __
                                                        ______     ______    ________       ________             ________
    Total Distributions...........................        (.68)      (.63)      (.69)          (.37)                (.69)
                                                        ______     ______    ________       ________             ________
    Net asset value, end of period...............       $12.76     $12.65     $12.71         $12.59               $13.04
                                                        ======    =======    ========       ========             ========
TOTAL INVESTMENT RETURN(5).....................          6.34%      4.49%      6.65%          (.67%)(6)            6.95%(6)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....          .50%       .50%       .50%           .29%(7,8)            .25%(7,8)
    Ratio of net investment income
      to average net assets....................          4.85%      4.87%      5.08%          4.94%(6)             5.20%(7)
    Portfolio Turnover Rate.....................        15.00%     43.43%     32.00%         13.00%(6)            32.00%
    Net Assets, end of period (000's Omitted)......     $5,372     $4,060     $2,844         $2,388               $2,542

(1)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(2) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(3)  The Fund commenced selling Investment Class shares on February 1, 1993.
Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon a Retail share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.30 and $.36, respectively.
(5)  Exclusive of sales load.
(6)  Not annualized.
(7)  Annualized.
(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were 1.23% and 2.22%, respectively.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Limited Term New York Municipal Fund is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    On January 31, 1997 the Fund's Trustees approved a change to the Fund's name from "Premier Limited Term New York Municipal Fund" to "Dreyfus Premier Limited Term New York Municipal Fund," which became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.
    (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 1997, the
DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) distribution fee for Class A, Class B and Class C shares were $5,196, $658 and $312, respectively. During the period ended June 30, 1997, the service fee for Class B and Class C shares were $329 and $156, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $2,504,694 and $1,004,425, respectively.
    At June 30, 1997, accumulated net unrealized appreciation on investments was $246,894, consisting of $247,000 gross unrealized appreciation and $106 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term New York Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period in the two-year period ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian.
 As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term New York Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.

                  [KPMG Peat Marwick LLP signature logo]

New York, New York
August 8, 1997



DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended June 30, 1997:
    _all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and
    _the Fund hereby designates $.0450 per share as a long-term capital gain distribution of the $.0582 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

DREYFUS PREMIER LIMITED TERM
NEW YORK MUNICIPAL FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        348/748AR976
Annual Report
Dreyfus Premier
Limited Term
New York
Municipal Fund
June 30, 1997
[Dreyfus lion2 hres logo]
Registration Mark


DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Premier Limited Term Municipal Fund for its annual reporting period ended June 30, 1997. For the twelve-month period, the Fund provided the following total returns, income dividends and distribution rates:

                                                                      Approximate
                                        Total Return*              Income Dividends**         Distribution Rate***
                                        ______________            ____________________        _____________________
Class A                                     6.92%                       $0.543                       4.33%
Class B                                     6.38%                       $0.482                       3.97%
Class C                                     6.50%                       $0.486                       3.99%
Class R                                     7.17%                       $0.572                       4.71%

ECONOMIC REVIEW
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate (5% in June) was the lowest since 1973. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the twelve-month period through May. Producer prices rose a minuscule 0.6% over the same time period. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed"), has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Fed), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales declined this spring despite record levels of consumer optimism about the economy. The latest report on retail sales through June showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at retail counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the current seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much-observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.

    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two thirds of economic output. So, we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Fed.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    With talk of tax reform a distant memory, municipal bonds performed very well over the past twelve months. Interest rates declined in the last half of 1996 due to investor perceptions that the economy was becoming sluggish and that the Fed would ease monetary policy. Instead, after warnings by Fed Chairman Greenspan about the "irrational exuberance" present in financial markets, the Federal Open Market Committee increased short-term interest rates by 25 basis points in March 1997. In anticipation of this tightening of monetary policy by the Fed, fixed-income yields rose during the first quarter of 1997. The rise was fueled by expectations that the Fed would continue to tighten monetary policy. However, low supply and strong demand cushioned the losses in the municipal bond market with yields generally increasing by 25 basis points.
    The lack of further tightening in the second quarter of 1997, combined with quiescent inflation, resulted in a rebound in bond prices and a recovery of losses incurred during the first quarter of 1997. Yields were only slightly higher at the end of the second quarter compared to the end of 1996. Ten-year AAA rated municipal securities finished the reporting period at 4.85% versus 4.80% at year-end.
    Municipal bonds outperformed comparable maturity taxable securities during the first quarter of 1997, but underperformed during the second quarter. However, the total return on the Lehman Brothers 10-Year Municipal Bond Index for the semi-annual period still significantly outperformed the Ten-Year Treasury Note (3.27% vs. 2.44%), highlighting the strong demand for municipal securities throughout the period.
    Lower rated fixed income securities significantly outperformed higher credit quality securities during the first half of 1997. Stronger economic performance has enhanced revenue generation capabilities of weaker jurisdictions and corporations. Notable fiscal improvements have occurred in cyclical industries such as airlines. Improving credit quality and stronger demand from yield-hungry investors has pushed yield spreads between Baa and AAA rated securities to their narrowest levels in recent memory. The additional yield spread for thirty-year Baa rated bonds is less than 50 basis points higher than AAA rated municipal bonds as of the end of the reporting period.
    The Fund continued to emphasize high quality securities; over 65% of the portfolio was rated AA or higher as of the end of the reporting period. The weighted average portfolio maturity was extended during the latter half of 1996 due to a falling interest rate environment. It was then cautiously shortened in anticipation of a potential rise in interest rates to preserve principal in the first quarter of 1997. However, as yields became more attractive, the Fund's weighted average maturity was slightly extended to lock into the attractive interest rate environment in the second quarter. Throughout the reporting period, the Fund's maturity varied in a 6.5- to 8-year range and ended the reporting period at approximately 7.63 years.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [John Flahive signature logo]

                              John Flahive
                              Portfolio Manager
July 15, 1997
New York, New York

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Income dividends per share were exempt from Federal personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND              JUNE 30, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
CLASS A SHARES WITH THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS
7-YEAR MUNICIPAL BOND INDEX

$21,759
Lehman Brothers
10-Year Municipal Bond Index*
Dollars
$21,488
Lehman Brothers
7-Year Municipal Bond Index*
$20,241
Dreyfus Premier Limited Term
Municipal Fund
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 6/30/97        Sales Charge       Sales Charge (3.0%)     PERIOD ENDED 6/30/97     Redemption      Redemption*
__________               ________________     ____________________     _____________________   ____________   __________________
1 Year                         6.92%                3.69%             1 Year                      6.38%            3.38%
5 Year                         6.04                 5.39              From Inception (12/28/94)   7.08             6.35
10 Year                        7.64                7.31

                        CLASS C SHARES                                                      CLASS R SHARES
__________________________________________________________________     __________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                            % Return          Deferred Sales
                            Assuming          Charge Upon
PERIOD ENDED 6/30/97      No Redemption        Redemption**            PERIOD ENDED 6/30/97
_________                _______________    ____________________       _____________________
1 Year                       6.50%               5.75%                 1 Year                     7.17%
From Inception (12/28/94)    7.16                 7.16                 From Inception (2/1/93)    5.84

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the Fund's Class A shares on 6/30/87 to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index (the "Lehman 10-Year Index") on that date as well as to the Lehman Brothers 7-Year Municipal Bond Index (the "Lehman 7-Year Index") which are described below. The Lehman 7-Year Index began in January of 1990. This investment assumes a beginning value of $12,630 which is equal to the value of the $10,000 investment in the Fund at the starting point of this Index, without taking into account the Fund's maximum initial sales charge on Class A shares. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the perform ance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in investment-grade municipal bonds with intermediate maturities and expects to maintain an average maturity of less than 10 years. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman 10-Year Index is an unmanaged total return performance benchmark for the investment-grade, 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Lehman 7-Year Index consists of bonds with similar characteristics with maturities of 6-8 years. The Indices do not take into account charges, fees and other expenses which can contribute to the Indices potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
STATEMENT OF INVESTMENTS                                       JUNE 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments_96.5%                                                              Amount          Value
                                                                                                 ___________      ___________
Alaska_2.8%
Anchorage, Port and Term Facilities Revenue, Refunding
  6%, 2/1/2003 (Insured; MBIA)..............................................                    $  1,110,000     $  1,185,458
Arizona_5.9%
Maricopa County Unified School District Number 69 (Paradise Valley)
  6.35%, 7/1/2010 (Insured; MBIA)...........................................                         550,000         618,959
Mesa, Refunding 5.90%, 7/1/2000 (Insured; AMBAC)............................                         500,000         523,530
Phoenix, Refunding 6.25%, 7/1/2016..........................................                       1,250,000       1,396,750
Arkansas_1.2%
North Little Rock, Electric Revenue, Refunding 6%, 7/1/2001 (Insured; MBIA).                         500,000         530,290
Connecticut_1.3%
Stamford 6.60%, 1/15/2007...................................................                         500,000         570,090
Florida_6.7%
Dade County:
  Public Improvement 7.125%, 10/1/2016......................................                         100,000         102,257
  Sales Tax Revenue, Refunding 6%, 10/1/2002 (Insured;AMBAC)................                       1,000,000       1,071,570
  Water and Sewer System Revenue 6.25%, 10/1/2008 (Insured; FGIC)...........                         535,000         598,579
Miami Health Facilities Authority, Health Facilities Revenue (Mercy Hospital Project)
  6.75%, 8/1/2020 (Insured; AMBAC) (Prerefunded 8/1/2001) (a)...............                       1,000,000       1,105,490
Georgia_2.2%
Georgia Municipal Electric Authority, Power Revenue, Refunding 6%, 1/1/2006.                         900,000         955,953
Illinois_4.8%
Chicago Metropolitan Water Reclamation District (Chicago Capital Improvement)
  7.25%, 12/1/2012..........................................................                       1,000,000       1,210,750
Regional Transportation Authority 7.75%, 6/1/2012 (Insured; FGIC)...........                         390,000         486,034
Sangamon County School District Number 186 (Springfield)
  7.70%, 6/1/2001 (Insured; MBIA)...........................................                         300,000         334,926
Indiana_1.4%
Indiana Transportation Finance Authority, Highway Revenue
  7.875%, 12/1/2011 (Insured; MBIA) (Prerefunded 12/1/1998) (a).............                          50,000          53,554
Indianapolis Airport Authority, Special Facilities Revenue
  (Federal Express Corp. Project) 7.10%, 1/15/2017..........................                         500,000         552,780
Iowa_2.4%
Iowa Student Loan Liquidity Corp., Student Loan Revenue, Refunding
  5.65%, 12/1/2005..........................................................                       1,000,000       1,024,580
Kentucky_2.7%
Kentucky Turnpike Authority, Economic Development Road Revenue, Refunding
  (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)................                       1,000,000       1,129,130
Massachusetts_4.5%
Massachusetts, Special Obligation Revenue 7%, 6/1/2002......................                       1,000,000       1,109,410

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                  __________      __________
Massachusetts (continued)
Worcester, Refunding (Municipal Purpose)
  6.25%, 7/1/2009 (Insured; MBIA)...........................................                   $     720,000       $ 802,217
Michigan_5.8%
Berkley City School District (Qualified School Board Loan Fund)
  7%, 1/1/2009 (Insured; FGIC)..............................................                       1,030,000       1,208,056
Comstock Park Public Schools 6%, 5/01/2016 (Prerefunded 5/1/1999) (a).......                          50,000          52,475
Flowerville Community School District
  6.50%, 5/1/2006 (Insured; MBIA)...........................................                         555,000         619,075
Saint John's Public Schools (Qualified School Board Loan Fund)
  6.50%, 5/1/2006 (Insured; FGIC)...........................................                         525,000         588,415
Mississippi_1.5%
Mississippi Higher Education Assistance Corporation, Student Loan Revenue
  6.05%, 9/1/2007...........................................................                         620,000         641,595
New Jersey_6.1%
Cumberland County Improvement Authority, SWDR
  6%, 1/1/2001 (Insured; FGIC)..............................................                         500,000         521,510
Ocean County Utilities Authority, Wastewater Revenue, Refunding
  5%, 1/1/2004..............................................................                       1,000,000       1,019,730
New Jersey Transportation Corporation, Capital Grant Anticipation Notes
  5.50%, 9/1/2003 (Insured; FSA)............................................                       1,000,000       1,046,170
New York_8.1%
New York City 5.75%, 8/1/2012...............................................                         445,000         446,900
New York State, Refunding 6.25%, 8/15/2004..................................                       1,000,000       1,090,340
New York State Dormitory Authority, Revenue:
  Refunding (Mental Health Services Facilities) 6%, 8/15/2005...............                       1,000,000       1,059,870
  (State University Educational) 7.125%, 5/15/2009
    (Insured; FGIC) (Prerefunded 5/15/1999) (a).............................                         200,000         213,434
New York State Environmental Facilities Corporation, PCR
  (State Water Revolving Fund) 7.50%, 6/15/2012.............................                         500,000         551,700
Triborough Bridge and Tunnel Authority, General Purpose Revenue
  7%, 11/1/2011 (Prerefunded 1/1/1999) (a)..................................                         100,000         105,679
North Carolina_3.5%
Charlotte, Refunding 5.50%, 7/1/2004........................................                       1,405,000       1,477,596
North Carolina Eastern Municipal Power Agency,
  Power System Revenue, Refunding  8%, 1/1/2021 (Prerefunded 1/1/1998) (a)..                           5,000           5,203
Ohio_2.3%
Clermont County, Hospital Facilities Revenue, Refunding
  (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)....................                         685,000         706,406
Cuyahoga County, HR, Refunding (Mount Sinai Medical Center)
  8.125%, 11/15/2014 (Prerefunded 11/15/1997) (a)...........................                         250,000         258,878

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                  JUNE 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                 ___________      ___________
Oregon_.6%
Tri County Metropolitan Transportation District (Light Rail Extension)
  5.60%, 7/1/2003...........................................................                   $     250,000      $  264,140
Pennsylvania_5.1%
Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue
  (City of Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (a)              1,000,000       1,103,740
Somerset County General Authority, Commonwealth LR
  6.70%, 10/15/2003 (Insured; FGIC) (Prerefunded 10/15/2001) (a)............                       1,000,000       1,090,400
South Carolina_1.2%
Anderson County, Hospital Facilities Revenue (Anderson Memorial Hospital)
  7.50%, 2/1/2018 (Insured; MBIA) (Prerefunded 2/1/1998) (a)................                          500,000        520,465
Tennessee_1.2%
Louden County Industrial Development Board, SWDR
  (Kimberly-Clark Corporation Project) 6.20%, 2/1/2023......................                         500,000         514,975
Texas_10.5%
Austin, Utility System Revenue
  8%, 11/15/2016 (Prerefunded 5/15/2001) (a)................................                         200,000         225,494
Fort Bend Independent School District, Refunding (Permanent School Fund
Guaranteed)
  6.60%, 2/15/2004..........................................................                         875,000         968,905
Lewisville Independent School District (Building Bonds):
  (Permanent School Fund Guaranteed):
    7.50%, 8/15/2006........................................................                         650,000         774,157
    7.50%, 8/15/2007........................................................                         600,000         721,440
Red River Authority, PCR (Hoechst Celanese Corp. Project)
  6.875%, 4/1/2017..........................................................                         750,000         806,835
San Antonio, Electric and Gas Revenue, Refunding 5.50%, 2/1/2020............                       1,000,000         986,590
Utah_1.3%
Intermountain Power Agency, Power Supply Revenue, Refunding
  6.25%, 7/1/2009 (Insured; FSA)............................................                         500,000         553,755
Vermont_3.2%
Vermont Educational and Health Buildings Financing Agency, Revenue
  (Middlebury College Project) 6%, 11/1/2003................................                       1,260,000       1,357,700
Virginia_2.5%
Virginia Transportation Board, Transportation Contract Revenue, Refunding
  (Route 28 Project) 6%, 4/1/2005...........................................                       1,000,000       1,068,760
Washington_6.5%
Spokane Regional Solid Waste Management System, Revenue
  7.625%, 1/1/2011 (Insured; AMBAC) (Prerefunded 1/1/1999) (a)..............                       1,000,000       1,069,910
Washington Public Power Supply System, Revenue, Refunding
  (Nuclear Project No. 1):
    6%, 7/1/2006 (Insured; MBIA)............................................                         500,000         537,764

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1997
                                                                                                Principal
Long-Term Municipal Investments (continued)                                                       Amount            Value
                                                                                                 ___________      ___________
Washington (continued)
Washington Public Power Supply System, Revenue, Refunding (continued):
  (Nuclear Project No. 1) (continued):
    7%, 7/1/2008............................................................                    $  1,000,000    $  1,147,570
Wisconsin_1.2%
Wisconsin, Health and Educational Facilities Revenue
  (Aurora Medical Group Inc.) 5.75%, 11/15/2007 (Insured; FSA)..............                         500,000         530,450
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $39,811,178)........................................................                                     $41,218,389
                                                                                                               ==============
Short-Term Municipal Investments_3.5%
Louisiana_1.2%
East Baton Rouge Parish, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project)
  4.40% (LOC; Banque National de Paris) (b,c)...............................                   $     500,000       $ 500,000
Texas_2.1%
Grand Prairie Housing Finance Corporation, MFHR, Refunding, VRDN
  (Winridge Grand Prairie) 4.20% (b)........................................                         100,000         100,000
North Central Health Facilities Development Corporation, Revenue, VRDN
  (Hospital, Presbyterian Medical Center):
    4.10% (Insured; MBIA) (b)...............................................                         700,000         700,000
    4.10% (Insured; MBIA) (b)...............................................                         100,000         100,000
Wyoming_.2%
Green River, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project)
  4.40% (LOC; ABN AMRO Bank N.V.) (b,c).....................................                         100,000         100,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $1,500,000).........................................................                                    $  1,500,000
                                                                                                               ==============
TOTAL INVESTMENTS_100.0%
  (cost $ 41,311,178).......................................................                                     $42,718,389
                                                                                                               ==============

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   PCR      Pollution Control Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ______                         _______________            ____________________
AAA                                Aaa                            AAA                               58.8%
AA                                 Aa                             AA                                25.1
A                                  A                              A                                 12.6
BBB                                Baa                            BBB                                1.3
F1                                 MIG1/P1                        SP1/A1                             2.1
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                       .1
                                                                                                   ________
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Secured by letters of credit.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
STATEMENT OF ASSETS AND LIABILITIES                     JUNE 30, 1997
                                                                                              Cost                  Value
                                                                                         _____________          _____________
ASSETS:                          Investments in securities_See Statement of Investments    $41,311,178           $42,718,389
                                 Cash.......................................                                         234,807
                                 Interest receivable........................                                         775,941
                                                                                                                 ___________
                                                                                                                  43,729,137
                                                                                                                 ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       20,542
                                 Due to Distributor.........................                                           1,136
                                 Payable for shares of Beneficial Interest redeemed                                   17,969
                                                                                                                 ___________
                                                                                                                      39,647
                                                                                                                 ___________
NET ASSETS..................................................................                                     $43,689,490
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                     $42,079,206
                                 Accumulated distributions in excess of investment
                                     income_net                                                                       (23,994)
                                 Accumulated net realized gain (loss) on investments                                 227,067
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments_Note 3                                                         1,407,211
                                                                                                                 ___________
NET ASSETS..................................................................                                     $43,689,490
                                                                                                                 ============

                                                NET ASSET VALUE PER SHARE
                                                _________________________


                                                 Class A              Class B              Class C            Class R
                                              _____________       _____________         _____________      _____________
Net Assets.......................              $17,323,167           $551,438             $74,023           $25,740,862
Shares Outstanding..............                 1,429,514             45,510               6,096             2,124,329
NET ASSET VALUE PER SHARE.................          $12.12             $12.12              $12.14                $12.12
                                                   =======            =======             ========               =======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
STATEMENT OF OPERATIONS                             YEAR ENDED JUNE 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $2,071,591
EXPENSES:                        Management fee_Note 2(a)...................                       $196,627
                                 Distribution and service fees_Note 2(b)....                         50,495
                                 Loan commitment fees_Note 4................                            341
                                                                                              ______________
                                     Total Expenses.........................                                            247,463
                                                                                                                   ____________
INVESTMENT INCOME_NET.......................................................                                          1,824,128
                                                                                                                   ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 3:
                                 Net realized gain (loss) on investments....                       $166,313
                                 Net realized gain (loss) on financial futures                       81,206
                                                                                              ______________
                                     Net Realized Gain (Loss)...............                                            247,519
                                 Net unrealized appreciation (depreciation) on investments                              586,517
                                                                                                                   ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                            834,036
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $2,658,164
                                                                                                                   ============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended            Year Ended
                                                                                        June 30, 1997         June 30, 1996
                                                                                       ________________      ________________
OPERATIONS:
  Investment income_net....................................................              $  1,824,128          $  1,793,304
  Net realized gain (loss) on investments..................................                   247,519               249,223
  Net unrealized appreciation (depreciation) on investments...............                    586,517                  (638)
                                                                                       ________________      ________________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                 2,658,164             2,041,889
                                                                                       ________________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares.........................................................                 (814,054)              (879,802)
    Class B shares.........................................................                  (20,860)               (13,817)
    Class C shares.........................................................                   (8,596)                (4,466)
    Class R shares.........................................................                 (980,618)              (895,219)
  Net realized gain on investments:
    Class A shares.........................................................                  (48,804)                ___
    Class B shares.........................................................                   (1,369)                ___
    Class C shares.........................................................                     (941)                ___
    Class R shares.........................................................                  (52,550)                ___
                                                                                       ________________      ________________
      Total Dividends......................................................              (1,927,792)             (1,793,304)
                                                                                       ________________      ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                   975,607             1,917,807
    Class B shares.........................................................                    62,023               488,218
    Class C shares.........................................................                   584,907                65,040
    Class R shares.........................................................                10,926,144             6,442,697
  Dividends reinvested:
    Class A shares.........................................................                   673,205               712,884
    Class B shares.........................................................                    17,207                10,430
    Class C shares.........................................................                     7,047                 1,403
    Class R shares.........................................................                   263,230               185,865
  Cost of shares redeemed:
    Class A shares.........................................................                (3,411,701)           (5,397,222)
    Class B shares.........................................................                   (37,406)              (81,163)
    Class C shares.........................................................                  (673,079)                 (239)
    Class R shares.........................................................                (3,698,970)           (5,593,570)
                                                                                       ________________      ________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions               5,688,214            (1,247,850)
                                                                                       ________________      ________________
        Total Increase (Decrease) in Net Assets............................                 6,418,586              (999,265)
NET ASSETS:
  Beginning of Period......................................................                37,270,904            38,270,169
                                                                                       ________________      ________________
  End of Period............................................................               $43,689,490           $37,270,904
                                                                                       ===============         ==============
(DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME_NET).........................            $      (23,994)       $      (23,994)
                                                                                       ________________      ________________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      Shares
                                                                                       _____________________________________
                                                                                          Year Ended          Year Ended
                                                                                        June 30, 1997       June 30, 1996
                                                                                       ________________    ________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    _______
    Shares sold..........................................................                     81,262                159,936
    Shares issued for dividends reinvested...............................                      55,995                59,279
    Shares redeemed......................................................                    (284,307)            (451,257)
                                                                                       ________________    ________________
                                 Net Increase (Decrease) in Shares Outstanding               (147,050)             (232,042)
                                                                                       ===============         ==============
    Class B
    _______
    Shares sold..........................................................                       5,189                40,828
    Shares issued for dividends reinvested...............................                       1,431                   867
    Shares redeemed......................................................                      (3,122)               (6,840)
                                                                                       ________________    ________________
                                 Net Increase (Decrease) in Shares Outstanding                  3,498               34,855
                                                                                       ===============         ==============
    Class C
    _______
    Shares sold..........................................................                      48,670                 5,436
    Shares issued for dividends reinvested...............................                         584                   117
    Shares redeemed......................................................                     (55,812)                 (20)
                                                                                       ________________    ________________
                                 Net Increase (Decrease) in Shares Outstanding                 (6,558)                5,533
                                                                                       ===============         ==============
    Class R
    _______
    Shares sold..........................................................                     908,731               537,652
    Shares issued for dividends reinvested...............................                      21,887                15,459
    Shares redeemed......................................................                    (308,882)             (465,937)
                                                                                       ________________    ________________
                                 Net Increase (Decrease) in Shares Outstanding                621,736               87,174
                                                                                       ===============         ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                       ______________________________________________________________________
                                                                                 Year Ended June 30,
                                                       ______________________________________________________________________
PER SHARE DATA:                                          1997            1996          1995(1)(2)      1994(1)(2)      1993(2)
                                                       ________       ________        ________        ________        ________
    Net asset value, beginning of period.........       $11.89         $11.82          $11.66          $12.61          $12.21
                                                       ________       ________        ________        ________        ________
    Investment Operations:
    Investment income_net.......................           .54            .54             .53            .54(3)            .60(3)
    Net realized and unrealized gain (loss)
      on investments.............................          .26            .08             .19            (.41)             .68
                                                       ________       ________        ________        ________        ________
    Total from Investment Operations.............          .80            .62             .72             .13             1.28
                                                       ________       ________        ________        ________        ________
    Distributions:
    Dividends from investment income_net.........         (.54)          (.55)           (.53)           (.54)            (.60)
    Dividends from net realized gain on investments       (.03)           __             (.03)           (.54)            (.28)
                                                       ________       ________        ________        ________        ________
    Total Distributions..........................         (.57)          (.55)           (.56)          (1.08)            (.88)
                                                       ________       ________        ________        ________        ________
    Net asset value, end of period...............       $12.12         $11.89          $11.82          $11.66          $12.61
                                                       ========       =======         =======        ========         ========
TOTAL INVESTMENT RETURN(4).......................         6.92%         5.25%           6.37%            .96%           10.95%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......         .75%           .75%            .75%            .76%(5)         1.03%(5)
    Ratio of net investment income
      to average net assets......................         4.52%         4.53%           4.59%           4.43%            4.91%
    Portfolio Turnover Rate......................        30.50%        55.07%          61.00%          57.00%          103.00%
    Net Assets, end of period (000's Omitted)..        $17,323        $18,751         $21,375         $23,715         $18,251

    (1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors,
    Inc. served as the  Fund's investment adviser.
    (2) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4,
    1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor shares were redesignated Class A shares. The Financial
    Highlights for the year ended June 30, 1995 are based upon a Class A
    (formerly Investor) share outstanding. The amounts shown for the year ended June 30, 1994 were calculated using the performance of a Retail shares outstanding from July 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June
    30, 1994. The Financial Highlights for the year ended June 30, 1993 and prior years are based upon a Retail share outstanding.
    (3) Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were $.49 and $.59, respectively.
    (4)  Exclusive of sales load.
    (5) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were 1.09% and 1.11%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                 Class B Shares
                                                                                  ___________________________________________
                                                                                                                Period Ended
                                                                                    Year Ended June 30,           June 30,
                                                                                  _____________________
PER SHARE DATA:                                                                     1997         1996              1995(1)
                                                                                   ______       ______            ______
    Net asset value, beginning of period...............................           $11.89        $11.82            $11.32
                                                                                   ______       ______            ______
    Investment Operations:
    Investment income_net..............................................              .48           .48               .24
    Net realized and unrealized gain (loss)
      on investments...................................................              .26           .07               .50
                                                                                   ______       ______            ______
    Total from Investment Operations...................................              .74           .55               .74
                                                                                   ______       ______            ______
    Distributions:
    Dividends from investment income_net...............................             (.48)         (.48)             (.24)
    Dividends from net realized gain on investments....................             (.03)           __                __
                                                                                   ______       ______            ______
    Total Distributions................................................             (.51)         (.48)             (.24)
                                                                                   ______       ______            ______
    Net asset value, end of period.....................................           $12.12        $11.89            $11.82
                                                                                  ======        ======           ========

TOTAL INVESTMENT RETURN(2).............................................            6.38%         4.71%             6.59%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets............................            1.25%         1.25%             1.25%(4)
    Ratio of net investment income
      to average net assets............................................            4.01%         3.98%             4.09%(4)
    Portfolio Turnover Rate............................................           30.50%         55.07%           61.00%
    Net Assets, end of period (000's Omitted)..........................             $551         $ 500               $85
    (1)  The Fund commenced selling Class B shares on December 28, 1994.
    (2)  Exclusive of sales load.
    (3)  Not annualized.
    (4)  Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                 Class C Shares
                                                                                  ___________________________________________
                                                                                                                Period Ended
                                                                                    Year Ended June 30,           June 30,
                                                                                  _____________________
PER SHARE DATA:                                                                     1997         1996              1995(1)
                                                                                   ______       ______            ______
    Net asset value, beginning of period...............................          $11.90         $11.82            $11.32
                                                                                   ______       ______            ______
    Investment Operations:
    Investment income-net..............................................              .49           .48               .24
    Net realized and unrealized gain (loss)
      on investments...................................................              .27           .08               .50
                                                                                   ______       ______            ______
    Total from Investment Operations...................................              .76           .56               .74
                                                                                   ______       ______            ______
    Distributions:
    Dividends from investment income_net...............................             (.49)         (.48)             (.24)
    Dividends from net realized gain on investments....................             (.03)          __                 __
                                                                                   ______       ______            ______
    Total Distributions................................................             (.52)         (.48)             (.24)
                                                                                   ______       ______            ______
    Net asset value, end of period.....................................           $12.14        $11.90            $11.82
                                                                                ========        =======           ========
TOTAL INVESTMENT RETURN(2).............................................            6.50%         4.81%             6.59%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets............................            1.27%         1.24%             1.25%(4)
    Ratio of net investment income
      to average net assets............................................            4.17%         4.00%             4.09%(4)
    Portfolio Turnover Rate............................................           30.50%        55.07%            61.00%
    Net Assets, end of period (000's Omitted)..........................              $74          $150               $84
    (1)  The Fund commenced selling Class C shares on December 28, 1994.
    (2)  Exclusive of sales load.
    (3)  Not annualized.
    (4)  Annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     Class R Shares
                                                                ______________________________________________________________
                                                                                                                  Period Ended
                                                                           Year Ended June 30,                     June 30,
                                                                ____________________________________________
PER SHARE DATA:                                                   1997      1996      1995(1,2)      1994(1,2)      1993(2)
                                                                _______    _______   _______         _______       ___________
    Net asset value, beginning of period............            $11.89     $11.82     $11.66          $12.61         $12.21
                                                                _______    _______   _______         _______         ________
    Investment Operations:
    Investment income_net...........................               .57        .57        .56             .58(3)        .25(3)
    Net realized and unrealized gain (loss)
      on investments................................               .26        .08        .19            (.43)           .40
                                                                _______    _______   _______         _______         ________
    Total from Investment Operations................               .83        .65        .75             .15            .65
                                                                _______    _______   _______         _______         ________
    Distributions:
    Dividends from investment income_net............              (.57)      (.58)      (.56)           (.56)          (.25)
    Dividends from net realized gain on investments.              (.03)        __       (.03)           (.54)            __
                                                                _______    _______   _______         _______         ________
    Total Distributions.............................              (.60)      (.58)      (.59)          (1.10)          (.25)
                                                                _______    _______   _______         _______         ________
    Net asset value, end of period..................            $12.12     $11.89     $11.82          $11.66         $12.61
                                                                ======    =======   ========         ========       ========
TOTAL INVESTMENT RETURN(4)..........................             7.17%      5.51%      6.64%           1.08%          5.36%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........              .50%       .50%       .50%            .50%(6)        .68%(6,7)
    Ratio of net investment income
      to average net assets.........................             4.77%      4.77%      4.84%           4.69%          4.82%(7)
    Portfolio Turnover Rate.........................            30.50%     55.07%     61.00%          57.00%        103.00%(5)
    Net Assets, end of period (000's Omitted).......           $25,741    $17,870    $16,727         $12,581         $8,974

    (1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors,
    Inc. served as the Fund's investment adviser.
    (2)  The Fund commenced selling Investment Class shares on February 1,
    1993. Effective April 4, 1994 the Investment Class was redesignated the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon an Investment share outstanding from February 1, 1993 to April 3, 1994 and a
    Trust share outstanding from April 4, 1994 to October 16, 1994.
    (3) Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $.54 and $.24, respectively.
    (4)  Exclusive of sales load.
    (5)  Not annualized.
    (6) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were .83% and .93%, respectively.
    (7)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Limited Term Municipal Fund (the "Fund") is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    On January 31, 1997, the Fund's Trustees approved a change to the Fund's name from "Premier Limited Term Municipal Fund" to "Dreyfus Premier Limited Term Municipal Fund," which became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposures to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1997, there were no financial futures contracts outstanding.
    (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.
    (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 1997, the distribution fee for Class A, Class B and Class C shares were $45,049, $2,600 and $1,031, respectively. During the period ended June 30, 1997, the service fee for Class B and Class C shares were $1,300 and $515, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $16,784,193 and $11,470,526, respectively.
    At June 30, 1997, accumulated net unrealized appreciation on investments was $1,407,211, consisting of $1,449,611 gross unrealized appreciation and $42,400 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.

DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended June 30, 1993 were audited by other auditors whose report thereon, dated August 11, 1993, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or period in the four-year period then ended, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick LLP signature logo]

New York, New York
August 8, 1997


DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended June 30, 1997:
    _all the dividends paid from investment income_net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and
    _the Fund hereby designates $.0321 per share as a long-term capital gain distribution paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's' taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

DREYFUS PREMIER LIMITED TERM
MUNICIPAL FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        347/747AR976
Annual Report
Dreyfus Premier
Limited Term
Municipal Fund
June 30, 1997
[Dreyfus lion2 hres logo]
Registration Mark